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                                                                    Exhibit 10u

                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                               D&B INVESTORS L.P.,
                         A DELAWARE LIMITED PARTNERSHIP


         This AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP is entered into and shall be effective as of the 1st day of April, 1997, by and among Duns Investing VII Corporation, a Delaware corporation ("Investing"), as the General Partner, Utrecht-America Finance Co., a Delaware corporation ("Utrecht"), and Leiden, Inc., a Delaware corporation ("Leiden"), as the Class A Limited Partners, and Dun & Bradstreet, Inc., a Delaware corporation ("DBI"), and Duns Holding, Inc., a Delaware corporation ("Holding"), as the Class B Limited Partners.


                                    ARTICLE I
                                 THE PARTNERSHIP

         SECTION I.1. Formation.SECTION I.1. Formation.SECTION I.1. Formation.SECTION I.1. Formation. The Partnership was formed on October 14, 1993. The Partners hereby agree to continue the Partnership as a limited partnership pursuant to the provisions of the Act and upon the terms and conditions set forth in this Agreement. This Agreement completely amends, restates and supersedes that certain Agreement of Limited Partnership of D&B Investors L.P., a Delaware limited partnership entered into on October 14, 1993 and amended to date (the "Original Partnership Agreement"). Simultaneously with the execution of this Agreement, DBI hereby withdraws as a general partner and is admitted as a Class B Limited Partner, Investing hereby withdraws as a limited partner and is admitted as the General Partner, Leiden is hereby admitted as a Class A Limited Partner and Holding is hereby admitted as a Class B Limited Partner.

         SECTION I.2.  Name.SECTION  I.2.  Name.SECTION  I.2.  Name.SECTION I.2.
Name. The name of the Partnership shall continue to be D&B Investors L.P., a Delaware limited partnership, and all business of the Partnership shall continue to be conducted in such name or, in the discretion of the General Partner, under any other name; provided that, the General Partner may change the name of the Partnership only upon ten (10) Business Days notice to the Limited Partners.

         SECTION I.3.  Purpose.SECTION I.3. Purpose.SECTION I.3. Purpose.SECTION
I.3. Purpose. The purpose of the Partnership is to engage in the business of owning certain investments in Permitted Assets and to manage, protect and conserve such investments in Permitted Assets and to make such additional investments and engage in such additional business endeavors as are permitted under this Agreement, and engage in activities related or incidental thereto. The Partnership shall have the power to do any and all acts necessary, appropriate, proper, advisable, incidental or convenient to or in furtherance of the purpose of the Partnership and shall have without limitation, any and all powers that may be exercised on behalf of the Partnership by the General Partner pursuant to Section 1.09(c) and Article V hereof.

         SECTION I.4. Principal Place of Business.SECTION I.4. Principal Place of Business.SECTION I.4. Principal Place of Business.SECTION I.4. Principal Place of Business. The principal place of business of the Partnership shall continue to be at 911 Washington Street, Suite 100, Wilmington, Delaware 19801,
Attention: Kenneth J. Kubacki. The General Partner may change the principal place of business of the Partnership to any other place within or without the State of Delaware upon ten (10) Business Days notice to the Limited Partners. The registered office of the Partnership in the State of Delaware is located at Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801.

         SECTION I.5. Term.SECTION I.5. Term.SECTION I.5. Term.SECTION I.5. Term. The term of the Partnership commenced on the date the certificate of limited partnership described in Section 17-201 of the Act (the "Certificate") was filed in the office of the Secretary of State of the State of Delaware in accordance with the Act and shall continue until the winding up and liquidation of the Partnership and its business is completed following a Liquidating Event as provided in Article XII.

         SECTION I.6. Filings; Agent for Service of Process.SECTION I.6. Filings; Agent for Service of Process.SECTION I.6. Filings; Agent for Service of Process.SECTION I.6. Filings; Agent for Service of Process. (a) The General Partner has caused the Certificate to be filed in the office of the Secretary of State of the State of Delaware in accordance with the provisions of the Act. The General Partner shall take any and all other actions including without limitation the filing of amendments to the Certificate reasonably necessary to perfect and maintain the status of the Partnership as a limited partnership under the laws of the State of Delaware or any other states in which the Partnership is engaged in business. The General Partner shall cause amendments to the Certificate to be filed whenever required by the Act. Such amendments may be executed by any General Partner and by each Person designated in the amendment as a new General Partner.

         (b) The registered agent for service of process on the Partnership in the State of Delaware shall be Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801 or any successor as appointed by the General Partner in accordance with the Act.

         (c) Upon the dissolution and completion of the winding up and liquidation of the Partnership, the General Partner (or, in the event there is no remaining General Partner, any Person appointed pursuant to Section 12.09) shall promptly execute and cause to be filed certificates of cancellation in accordance with the Act and the laws of any other states or jurisdictions in which the General Partner or such other appointed Person, as the case may be, deems such filing necessary or advisable.

         SECTION I.7. Title to Partnership Property.SECTION I.7. Title to Partnership Property.SECTION I.7. Title to Partnership Property.SECTION I.7. Title to Partnership Property. All Partnership Property shall be owned by the Partnership as an entity and no Partner shall have any ownership interest in such property in its individual name or right, and each Partner's interest in the Partnership shall be personal property for all purposes. The Partnership shall hold all of its property in the name of the Partnership and not in the name of any Partner.

         SECTION I.8. Payments of Individual Obligations.SECTION I.8. Payments of Individual Obligations.SECTION I.8. Payments of Individual Obligations.SECTION I.8. Payments of Individual Obligations. The Partnership's credit and assets shall be used solely for the benefit of the Partnership, and no asset of the Partnership shall be Transferred or encumbered for or in payment of any individual obligation of any Partner.

         SECTION    I.9.    Independent     Activities;     Transactions    with
Affiliates.SECTION    I.9.    Independent    Activities;    Transactions    with
Affiliates.SECTION I.9. Independent Activities; Transactions with Affiliates.SECTION I.9. Independent Activities; Transactions with Affiliates.
(a) The General Partner and any of its Affiliates shall be required to devote only such time to the affairs of the Partnership as the General Partner determines in its sole discretion may be necessary to manage and operate the Partnership, and each such Person, shall be free to serve any other Person or enterprise in any capacity that it may deem appropriate in its discretion.

         (b) To the extent permitted by applicable law and except as otherwise provided in this Agreement, each Partner acknowledges that the other Partners (each acting on its own behalf) and their Affiliates are free to engage or invest in an unlimited number of activities or businesses, any one or more of which may be related to the activities or businesses of the Partnership, without having or incurring any obligation to offer any interest in such activities or businesses to the Partnership or any Partner, and neither this Agreement nor any activity undertaken pursuant to this Agreement shall prevent any Partner or its Affiliates from engaging in such activities, or require any Partner to permit the Partnership or any Partner or its Affiliates to participate in any such activities, and as a material part of the consideration for the execution of this Agreement by each Partner, each Partner hereby waives, relinquishes, and renounces any such right or claim of participation. The Partners acknowledge that certain conflicts of interest may thus arise and hereby agree that the specific rights with respect to the Partners' and their Affiliates' freedom of action provided in this Section 1.09(b) are sufficient to protect their respective interests in relation to such possible conflicts and are to be in lieu of all other possible limitations which might otherwise be implied in fact, in law or in equity.

         (c) To the extent permitted by applicable law and except as otherwise provided in this Agreement, the General Partner, when acting on behalf of the Partnership, is hereby authorized to purchase property from, sell property to or otherwise deal with any Partner, acting on its own behalf, or any Affiliate of any Partner; provided that any such purchase, sale or other transaction shall be in the ordinary course of the Partnership's business and shall be made on terms and conditions which are no less favorable to the Partnership than if the sale, purchase or other transaction had been made with an independent third party on prevailing market terms. The Partners agree that the Contribution Agreement, D&B Loans, D&B Guaranteed Loans, and the Lease Agreement satisfy this independent third-party standard and the Partners hereby authorize the General Partner to cause the Partnership to enter into the documents referenced in this Section 1.09(c).

         (d) Each Partner and any Affiliate thereof may also borrow money from, and transact other business with the Partnership and, subject to other applicable law, has the same rights and obligations with respect thereto as a Person who is not a Partner. The existence of these relationships and acting in such capacities will not result in any Limited Partner being deemed to be participating in the control of the business of the Partnership or otherwise affect the limited liability of any Limited Partner.

     SECTION I.10. Definitions.SECTION I.10. Definitions.SECTION I.10. Definitions.SECTION I.10. Definitions. Capitalized words and phrases used in this Agreement have the following meanings:
     "Act" means the Delaware Revised Uniform Limited Partnership Act, as set forth in Del. Code Ann. tit. 6, Sections 17-101 to 17-1111, as amended, modified or supplemented from time to time (or any corresponding provisions of succeeding law).

                  "Additional Capital Contributions" means, with respect to each Partner, the Capital Contributions made by such Partner (or its predecessors in interest) pursuant to Section 2.03.

                  "Adjusted Capital Account Deficit" means, with respect to each Limited Partner, the deficit balance, if any, in such Limited Partner's Capital Account as of the end of the relevant Allocation Year, after giving effect to the following adjustments:

                           (i) Credit to such Capital  Account any amounts which
                  such Limited Partner is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

     (ii) Debit to such Capital Account the items described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) of
the Regulations.

               The foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Section 1.704-1(b)(2)(ii)(d) of the Regulations and shall be interpreted consistently therewith.

         "Affiliate"  means, with respect to any Person, (i) any Person directly or indirectly controlling, controlled by or under common control with such Person, (ii) any officer, director or general partner of such Person, or (iii) any Person who is an officer, director, general partner or trustee of any Person described in clauses (i) or
         (ii) of this sentence. For purposes of this definition, the term "control," (including, with correlative meanings, the terms "controlling," "controlled by" or "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

                  "Agreement" means this Amended and Restated Agreement of Limited Partnership, as amended, modified or supplemented from time to time. All references in this Agreement to "Section" or "Sections" are to a section or sections of this Agreement unless otherwise specified.

                  "Allocation Year" means (i) the period commencing on the Closing Date and ending on December 31, 1997, (ii) any subsequent period commencing on January 1 and ending on the following December 31, or (iii) any portion of the period described in clause (ii) for which the Partnership is required to allocate Profits, Losses and other items of Partnership income, gain, loss or deduction pursuant to Article III.

                  "Alternative Appraiser" means any of the "Big Six" accounting firms (including appraisal divisions thereof or successors thereto), Valuation Research Corp., Arthur D. Little, Inc., American Appraisal Valuation Research, American Appraisal Associates Inc., Valuation Counselors Inc., Software Productivity Research, Stephen C. Gerard (including any firm with which he is associated), or with the consent of all Partners, any firm recommended by any of the foregoing Alternative Appraisers.

                  "Applicable Margin" means, as of the determination date for LIBOR with respect to any Loan, the Applicable Rate for a Eurocurrency Revolving Loan on such date, in each case, as defined in, and determined in accordance with the provisions of, the D&B Credit Facility. .
                  "Bankruptcy" means, with respect to any Person, a "Voluntary Bankruptcy" or an "Involuntary Bankruptcy." A "Voluntary Bankruptcy" means, with respect to any Person, (a) (i) the inability of such Person generally to pay its debts as such debts become due, (ii) the failure of such Person generally to pay its debts as such debts become due, or
         (iii) an admission in writing by such Person of its inability to pay its debts generally or a general assignment by such Person for the benefit of creditors, (b) the filing of any petition or answer by such Person seeking to adjudicate it a bankrupt or insolvent, or seeking for itself any liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of such Person or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking, consenting to, or acquiescing in the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for such Person or for any substantial part of its property, or (c) corporate action taken by such Person to authorize any of the actions set forth above. An "Involuntary Bankruptcy" means, with respect to any Person, without the consent or acquiescence of such Person, the entering of an order for relief or approving a petition for relief or reorganization or any other petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or other similar relief under any present or future bankruptcy, insolvency or similar statute, law or regulation, or the filing of any such petition against such Person which petition shall not be dismissed within sixty (60) days, or, without the consent or acquiescence of such Person, the entering of an order appointing a trustee, custodian, receiver or liquidator of such Person or of all or any substantial part of the property of such Person which order shall not be dismissed within sixty (60) days. It is the intent of the Partners that these definitions supersede those set forth in Section 17-402(d)(4) of the Act.

                  "Business Day" means any day except Saturday or Sunday or any other day on which commercial banks are required or authorized by law to close in New York City or on which dealings in deposits are not carried on in the London interbank market.

                  "Capital Account" means, with respect to any Partner, the Capital Account maintained for such Partner in accordance with the following provisions:

                           (i) To each Partner's  Capital Account there shall be
                  credited such Partner's Capital Contributions, such Partner's distributive share of Profits and any items in the nature of income or gain which are specially allocated pursuant to Sections 3.03, 3.04 or 3.05.

                           (ii) To each Partner's Capital Account there shall be
                  debited the amount of cash and the Gross Asset Value of any Partnership Property distributed to such Partner pursuant to any provision of this Agreement, such Partner's distributive share of Losses and any items in the nature of expenses or losses which are specially allocated pursuant to Sections 3.03, 3.04 or 3.05.

                           (iii) In the event all or a portion of an Interest in
                  the Partnership is Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the Transferred Interest.

                  The provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Section 1.704-1(b) of the Regulations, and they shall be interpreted and applied in a manner consistent with such Regulations.

                  "Capital Contributions" means, with respect to any Partner, the amount of money and the initial Gross Asset Value of any property (other than money) contributed to the Partnership by such Partner (or its predecessors in interest) with respect to the Interest in the Partnership held by such Partner.

                  "Cash Available for Distribution" for any Fiscal Quarter means the gross cash proceeds of the Partnership less the portion thereof used to pay or establish reasonable reserves for all Partnership expenses (including, without limitation, taxes), all as determined by the General Partner. "Cash Available for Distribution" will not be reduced by depreciation, depletion, amortization, cost recovery deduction, or similar allowances, and will be increased by any reductions of reserves previously established pursuant to the first sentence of this definition.
                  "Cash  Equivalents"  shall mean cash and any of the following:
         (i) readily marketable direct obligations of the Government of the United States or any agency or instrumentality thereof or obligations unconditionally guaranteed by the full faith and credit of the Government of the United States, or (ii) insured certificates of deposit of or time or demand deposits with (A) any commercial bank that is a member of the Federal Reserve System, the parent of which issues commercial paper rated at least P-1 (or the equivalent grade) by Moody's or A-1 (or the then equivalent grade) by S&P, is organized under the laws of the United States or any State thereof, and the long term unsecured debt of which is rated A-2 or better by Moody's and A or better by S&P or (B) any commercial bank organized under the laws of any OECD member country (as of the effective date of this Agreement) which is not subject to currency controls and the long term unsecured debt of which is rated A-2 or better by Moody's and A or better by S&P; provided, however, that all Partnership Property described in this definition other than cash shall have a maturity of not longer than ninety (90) days.

                  "Certificate" has the meaning set forth in Section 1.05.

                  "Class A Limited Partner" means any Person who (i) is referred to as such in the introductory statement of this Agreement or who has become a substituted Class A Limited Partner pursuant to the terms of this Agreement, and (ii) has not ceased to be a Class A Limited Partner.

                  "Class B Limited Partner" means any Person who (i) is referred to as such in the introductory statement of this Agreement or who has become a substituted Class B Limited Partner pursuant to the terms of this Agreement, and (ii) has not ceased to be a Class B Limited Partner.

                  "Closing Date" means April 1, 1997.

                  "Closing Date Capital Account" means, with respect to each Partner, the Capital Account balance stated for such Partner in Section
         2.01 or 2.02 as the case may be.

                  "Code"  means the Internal  Revenue Code of 1986,  as amended,
         modified  or   supplemented   from  time  to  time,  or  any  successor
         legislation.

     "Computer  Equipment"  has the meaning set forth in paragraph  (vii) of the definition of "Permitted Assets."
                  "Contribution Agreement" means the Contribution Agreement between Holding on the one hand, and the Partnership on the other hand, attached hereto as Exhibit A.

           "D&B" means The Dun & Bradstreet Corporation, a Delaware corporation.

                  "D&B Credit Facility" means that certain $1,000,000,000 Credit Agreement, dated as of August 30, 1996 among D&B, the Borrowing Subsidiaries party thereto, the Lenders party thereto, The Chase Manhattan Bank, as Administrative Agent, Citibank, N.A., as Syndication Agent, and Morgan Guaranty Trust Company of New York, as Documentation Agent, as it may be amended, modified, supplemented, substituted or refinanced from time to time.

                  "D&B Event" has the meaning set forth in the D&B Guaranty of even date herewith given by D&B in favor of the Class A Limited Partners.

                  "D&B Guaranteed Loan" means a Loan made by the Partnership or a Partnership Subsidiary to an Affiliate of D&B in each case guaranteed by D&B.

     "D&B Loan" means a Loan made by the Partnership or a Partnership Subsidiary to D&B.
                  "D&B Partners" means Investing, DBI and Holding and any other Affiliate of D&B which may from time to time own an Interest hereunder.

                  "Demand Note" means any promissory note evidencing a Loan in the form attached hereto as Exhibit B.

                  "Depreciation" means, for each Allocation Year, an amount equal to the depreciation, amortization, or other cost recovery deduction allowable for federal income tax purposes with respect to an asset for such Allocation Year, except that (x) with respect to any asset whose Gross Value differs from its adjusted tax basis for United States federal income tax purposes and which difference is being eliminated by use of the "remedial method" defined by ss. 1.704-3(d) of the Regulations, Depreciation for such Allocation Year shall be the amount of book basis recovered for such Allocation Year under the rules prescribed by ss. 1.704-3(d)(2) of the Regulations; and (y) with respect to any other asset whose Gross Asset Value differs from its adjusted basis for federal income tax purposes at the beginning of such Allocation Year, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Allocation Year bears to such beginning adjusted tax basis; provided, however, that if the adjusted basis for federal income tax purposes of an asset at the beginning of such Allocation Year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General Partner.

                  "Early Liquidation Date" has the meaning set forth in the definition of "Early Liquidation Premium."

                  "Early Liquidation  Premium" means, with respect to each Class
         A Limited Partner, an amount determined for such Partner as of any date occurring prior to the fourth anniversary of the Closing Date on which
         (w) the Partnership is liquidated pursuant to Article XII, (x) such Partner's Interest is retired in whole or in part pursuant to Section
         10.08 or (y) the Interest of such Class A Limited Partner is purchased pursuant to Section 14.03 (the "Early Liquidation Date"), equal to the excess, if any, of (i) the present value of the deemed quarterly distributions to be made to such Class A Limited Partner on the last business day of each Fiscal Quarter equal to 7.47% of such Class A Limited Partner's Unrecovered Capital as of the Early Liquidation Date during the period beginning on the Early Liquidation Date and ending on such fourth anniversary, minus (ii) the present value of a series of amounts defined by the product of (A) such Class A Limited Partner's Unrecovered Capital as of the Early Liquidation Date multiplied times
         (B) a percentage that will be defined by the sum of (1) the sum of (a) the bid side of the Treasury yield plus (b) the bid side of the interbank swap spread, in each case best approximating the period between the Early Liquidation Date and ending on such fourth anniversary, plus (2) 50 basis points, the present value determined under subparagraph (i) and the present value determined under subparagraph (ii) each to be calculated using the sum of (X) the bid side of the Treasury yield, plus (Y) the bid side of the interbank swap spread, in each case best approximating the period between the Early Liquidation Date and ending on such fourth anniversary as the discount rate.

              "Electing Partners" has the meaning set forth in Section 14.03(a).

              "Election Date" has the meaning set forth in Section 14.03(a).

              "Election Notice" has the meaning set forth in Section 14.03(a).

                  "Expenses" means any and all judgments, damages or penalties with respect to, or amounts paid in settlement of, claims (including, but not limited to negligence, strict or absolute liability, liability in tort and liabilities arising out of violation of laws or regulatory requirements of any kind), actions, or suits; and any and all taxes (including, without limitation, taxes on any indemnification payments and including interest, additions to tax and penalties), liabilities, obligations, costs, expenses and disbursements (including, without limitation, reasonable legal fees and expenses).

                  "Fiscal Quarter" means (i) the period commencing on the Closing Date and ending on June 30, 1997, and (ii) any subsequent three-month period commencing on each of January 1, April 1, July 1 and October 1 and ending on the next of March 31, June 30, September 30 and December 31; provided that the last fiscal quarter shall end on the date on which all Partnership Property is distributed pursuant to
         Section 12.02 and the Certificate has been canceled pursuant to the Act.

                  "Fiscal Year" means (i) the period commencing on the Closing Date and ending on December 31, 1997, and (ii) any subsequent period commencing on January 1 and ending on the earlier to occur of (A) the following December 31, or (B) the date on which all Partnership Property is distributed pursuant to Section 12.02 and the Certificate has been canceled pursuant to the Act.

                  "Form Confidentiality Agreement" has the meaning set forth in
         Section 10.03(a).

                  "Form Transferee Certificate" has the meaning set forth in
         Section 10.03(f).

                  "Form Transferor Certificate" has the meaning set forth in
         Section 10.03(f).

                  "GAAP" means United States generally accepted accounting principles as in effect from time to time, consistently applied.

                  "General Partner" means any Person who (i) is referred to as such in the introductory statement of this Agreement or has become a General Partner pursuant to the terms of this Agreement, and (ii) has not ceased to be a General Partner pursuant to the terms of this Agreement.

                  "Gross Asset Value" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

                           (i) The initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the gross value of such asset as determined pursuant to Section 2.03(b); provided that the initial Gross Asset Values of the assets contributed to the Partnership pursuant to Section 2.02 shall be as set forth in such Section;

                           (ii) The Gross Asset Values of all Partnership assets
                  shall be adjusted to equal their respective gross values as determined in accordance with Section 10.08(b)(i) in connection with the following events: (A) the acquisition of an additional interest in the Partnership by any Partner in exchange for more than a de minimis Capital Contribution; (B) the distribution by the Partnership to a Partner of more than a de minimis amount of Partnership Property as consideration for an interest in the Partnership; and (C) the liquidation of the Partnership within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g);

                           (iii) The Gross Asset Value of any Partnership  asset
                  distributed to any Partner shall be the gross value of such asset as determined in accordance with Section 10.08(b)(i) (or, in the case of cash, shall be its face amount) as of the date of such distribution; and

                           (iv) The Gross  Asset  Values of  Partnership  assets
                  shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m) and subparagraph (vii) of the definition of "Profits" and "Losses" or Section 3.04(c); provided, however, that Gross Asset Values shall not be adjusted pursuant to this subparagraph (iv) to the extent that an adjustment pursuant to subparagraph (ii) is required in connection with a transaction that would otherwise result in an adjustment pursuant to this subparagraph (iv).

         If the Gross Asset Value of an asset has been determined or adjusted pursuant to subparagraph (i), (ii), or (iv), such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of the allocations made pursuant to Article III. For purposes of this definition of Gross Asset Value, a Capital Contribution or distribution shall be considered de minimis if its value is less than $1,000,000.

                  "Guaranty of Payment" means any guaranty given by D&B in connection with a D&B Guaranteed Loan in the form attached hereto as Exhibit B.

                  "Indebtedness" of a Person means (i) any indebtedness for borrowed money or deferred purchase price of property or services as evidenced by a note, bond, or other instrument, (ii) obligations to pay money as lessee under capital leases, (iii) to the extent of the fair market value of any asset owned or held by such Person, obligations to pay money secured by any mortgage, pledge, security interest, encumbrance, lien or charge of any kind existing on such asset whether or not such Person has assumed or become liable for the obligations secured thereby, (iv) obligations in respect of any accounts payable, and (v) obligations under direct or indirect guarantees of (including obligations (contingent or otherwise) to assure a creditor against loss in respect of) indebtedness or obligations of the kinds referred to in clauses (i), (ii), (iii) and (iv) above, provided that Indebtedness shall not include obligations in respect of any accounts payable that are incurred in the ordinary course of such Person's business and are not delinquent or are being contested in good faith by appropriate proceedings.

                  "Indemnitee" has the meaning set forth in Section 5.05(f)(i).

                  "Indemnitor" has the meaning set forth in Section 5.05(f)(i).

                  "Interest" means any interest in the Partnership representing some or all of the Capital Contributions made by a Partner pursuant to
         Article II, including any and all benefits to which the holder of such an interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement.

                  "Involuntary Bankruptcy" has the meaning set forth in the definition of Bankruptcy.

                  "Issuance Items" has the meaning set forth in Section 3.04(d).

                  "Lease Agreement" means that certain Software and Database Lease Agreement dated of even date herewith, between the Partnership and DBI, pursuant to which the Software and Databases are licensed to DBI.

                  "Leiden" means Leiden, Inc., a Delaware corporation.

                  "LIBOR" has the meaning set forth in the form Demand Note.

                  "Lien" means any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the Uniform Commercial Code (as in effect from time to time in the relevant jurisdiction), or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

             "Limited Partner" means any Class A Limited Partner or Class B Limited Partner.

             "Liquidating Event" has the meaning set forth in Section 12.01.

             "Liquidation Notice" has the meaning set forth in Section 14.02(a).

              "Liquidator" has the meaning set forth in Section 12.09.

                  "Loan" means a loan that is made by the Partnership or a Partnership Subsidiary to, and at all times the obligor under which is, D&B or any Affiliate of D&B and the obligations of D&B with respect to which rank at all times at least pari passu with all other senior unsecured Indebtedness of D&B, provided that each such loan (i) is payable on demand, (ii) bears interest at a floating rate (based on 1-month, 3-month, 6-month or 12-month LIBOR) plus the Applicable Margin, (iii) is denominated in U.S. dollars, and (iv) is evidenced by a Demand Note including a Guaranty of Payment by D&B in the event that the loan is made to any Affiliate of D&B.

              "Losses" has the meaning set forth in the definition of "Profits" and "Losses."

               "Mark-to-Market Balance Sheet" has the meaning set forth in
         Section 8.02(d)(i).

               "Mark-to-Market Value" has the meaning set forth in Section 10.08(b)(i).

                  "Market Value" means with respect to any Permitted Security as to any date (i) if a Permitted Security is registered under the Exchange Act and listed on a national securities exchange or included on the National Association of Securities Dealers Automated Quotation System, National Market ("NASDAQ"), the closing sales price on such date (or in the event such date is not a Business Day, the Business Day immediately preceding such date), and (ii) if a Permitted Security is not traded on a national securities exchange or listed on NASDAQ or the value otherwise cannot be determined under clause (i), the average of the firm prices bid for such date quoted by Morgan Stanley & Co. Incorporated, Salomon Brothers Inc. and The First Boston Corporation, in each case for the full amount of the specific security for which the Market Value is being determined.

                  "Material Adverse Effect" with respect to each D&B Partner shall mean (i) a material adverse effect on the business, operations, properties, or condition (financial or otherwise) of the Partnership,
         (ii) a material adverse effect on the ability of the Partnership or each of the D&B Partners to perform their respective obligations hereunder and under the agreements referred to herein to which they are a party, or (iii) the invalidity or unenforceability of this Agreement or such other agreements or an assertion by the Partnership, or any such D&B Partner, that this Agreement or such other agreement is invalid or unenforceable or has an adverse effect on the rights or remedies of any Class A Limited Partner under this Agreement or such other agreements. "Material Adverse Effect" with respect to any Class A Limited Partner shall mean (i) a material adverse effect on the business, operations, properties, or condition (financial or otherwise) of such Class A Limited Partner, (ii) a material adverse effect on the ability of such Class A Limited Partner to perform its obligations hereunder and under the agreements referred to herein to which it is a party or (iii) the invalidity or unenforceability of this Agreement or such other agreements or an assertion by such Class A Limited Partner that this Agreement or such other agreement is invalid or unenforceable or an adverse effect on the rights or remedies of the D&B Partners under this Agreement or such other agreement.

         "Moody's" means Moody's Investors Service, Inc. or any successor by merger or consolidation to its business.

         "Notice Events" has the meaning set forth in Section 14.01.

         "OECD" means the Organization for Economic Cooperation and Development.

          "Original Partnership Agreement" has the meaning set forth in Section
         1.01 hereof.

          "Partners" means the General Partner and the Limited Partners. "Partner" means any one of the Partners.

                  "Partnership" means the partnership continued pursuant to this Agreement and the partnership continuing the business of this Partnership pursuant to Section 12.01 in the event of dissolution as provided in this Agreement.

                  "Partnership Property" means all real and personal property (including cash) owned by the Partnership and any improvements thereto, and shall include both tangible and intangible property.

                  "Partnership Subsidiary" means either Partnership Subsidiary I or Partnership Subsidiary II.

                  "Partnership Subsidiary I" has the meaning set forth in paragraph (ii) of the definition of "Permitted Assets."

                  "Partnership Subsidiary II" has the meaning set forth in paragraph (iii) of the definition of "Permitted Assets."

                  "Partnership Subsidiary I Stock" has the meaning set forth in paragraph (ii) of the definition of "Permitted Assets."

                  "Partnership Subsidiary II Stock" has the meaning set forth in paragraph (iii) of the definition of "Permitted Assets."

                  "Percentage Interest" means, with respect to any Partner as of any date, the ratio (expressed as a percentage) of such Partner's Capital Account on such date to the aggregate Capital Accounts of all Partners on such date, such Capital Accounts to be determined after giving effect to all contributions, distributions and allocations for all Allocation Years ending on or prior to such date. The initial Percentage Interest of each Partner is set forth in Sections 2.01 and
         2.02. In the event that it is necessary to determine the relative Percentage Interests of the Partners at a time when the Capital Accounts of all Partners are zero or less, their relative Percentage Interests shall be deemed to be the Percentage Interests set forth in
         Section 2.01 and 2.02.

                  "Permitted Assets" means:

                           (i) The Software and Databases contributed to the Partnership by Holding pursuant to Section 2.02;

                           (ii) One  hundred  percent  (100%) of the  issued and
                  outstanding stock ("Partnership Subsidiary I Stock") of Duns Investing Corporation, a Delaware corporation (the "Partnership Subsidiary I");

                           (iii) One  hundred  percent  (100%) of the issued and
                  outstanding stock ("Partnership Subsidiary II Stock") of the corporation formed by the Partnership pursuant to Section 5.04(i) (the "Partnership Subsidiary II");

                           (iv)     D&B Loans and D&B Guaranteed Loans;

                           (v)      Cash or Cash Equivalents;

                           (vi)     Permitted Securities; and

                           (vii) The  computers and related  equipment  owned by
                  the   Partnership   on  the   Closing   Date  (the   "Computer
                  Equipment").

                  "Permitted Encumbrances" means, collectively, (i) "Permitted Encumbrances" as defined in the Contribution Agreement, and (ii) Liens and encumbrances of carriers, warehousemen, mechanics and materialmen incurred in the ordinary course of business for sums not yet due or which are being contested in good faith by appropriate proceedings.

                  "Permitted Securities" means any of the following:

                           (i) Direct obligations of the United States of America for the payment of which its full faith and credit is pledged, Federal Home Loan Mortgage Corporation participation certificates, Federal National Mortgage Association mortgage pass-through certificates or Government National Mortgage Association mortgage pass-through certificates;

                           (ii) Short-term commercial paper issued by any corporation organized under the laws of the United States of America or any state thereof, rated at least "A-1" by S&P; provided that the aggregate Market Value of all commercial paper owned by the Partnership and issued by any Person shall not exceed 10% of the aggregate Market Value of all Permitted Securities (other than cash) owned by the Partnership;

                           (iii) Indebtedness of any Person organized under the laws of the United States of America or any state thereof that is not D&B or an Affiliate of D&B, rated at least "AA" by S&P; provided, that the aggregate Market Value of all such indebtedness owned by the Partnership and issued by any Person shall not exceed 10% of the aggregate Market Value of all Permitted Securities (other than cash) owned by the Partnership;

                           (iv) Unsubordinated debt issued by D&B or unsubordinated debt issued by an Affiliate of D&B if (and only if) such debt is unconditionally guaranteed by D&B on an unsubordinated basis (other than D&B Loans and D&B Guaranteed Loans); provided, that D&B has agreed to register such debt under the Securities Act upon the request of the holder of such debt and such agreement inures to the benefit of any subsequent holder of such debt; or

                           (v) Money market mutual  funds,  provided  that,  any
                  such money market fund invests only in Cash Equivalents and/or Permitted Securities described in any of subparagraphs (i) through (iv) above and/or repurchase agreements backed by securities described in subparagraph (i) above, and provided further that, the aggregate value of the Permitted Securities described in this subparagraph (v) and held by the Partnership at any given time does not exceed $15,000,000.

                "Permitted Transfer" has the meaning set forth in Section 10.02.

              "Permitted Transferee" has the meaning set forth in Section 10.02.

                  "Person" means any individual, partnership (whether general or limited and whether domestic or foreign), limited liability company, corporation, trust, estate, association, custodian, nominee or other entity.

                  "Priority Return" means, with respect to each Class A Limited Partner as of any date of determination, an amount calculated as the sum of (x) 7.47% per annum, accruing daily on a 30/360 basis and cumulative from the Closing Date to such date of determination, of such Class A Limited Partner's Unrecovered Capital on each such day of accrual, and (y) 8.47% per annum accruing daily on a 30/360 basis and cumulative from the Closing Date to such date of determination, and compounded quarterly, of each amount not distributed to such Class A Limited Partner (or its predecessor in interest) when required pursuant to Section 4.02(a) (without regard to whether there was on any given distribution date Cash Available for Distribution) or Section 10.08(b)(ii) during the period from the date such distribution was thus required to be made to the date such distribution is made, or if such distribution is not yet made, to the date of determination. In each instance where this Agreement requires that the Priority Return be determined for a period less than the period beginning on the Closing Date and ending on the date of determination, such determination shall be made by substituting the first day of such lesser period for the Closing Date in the preceding sentence. For purposes of calculating the Priority Return, "30/360 day basis" means a 360-day year comprised of twelve 30 day months.

                  "Profits" and "Losses" means, for each Allocation Year, an amount equal to the Partnership's taxable income or loss for such Allocation Year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

                           (i) Any income of the Partnership that is exempt from
                  federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses" shall be added to such taxable income or loss;

                           (ii) Any expenditures of the Partnership described in
                  Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition of "Profits" and "Losses" shall be subtracted from such taxable income or loss;

                           (iii) In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to subparagraphs (ii) or (iii) of the definition of Gross Asset Value, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Profits or Losses;

                           (iv) Gain or loss resulting  from any  disposition of
                  Partnership Property with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

                           (v) In lieu of the  depreciation,  amortization,  and
                  other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Allocation Year, computed in accordance with the definition of Depreciation;

                           (vi) To the extent an  adjustment to the adjusted tax
                  basis of any Partnership asset pursuant to Code Section 734(b) is required, pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(4), to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Partner's Interest, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) from the disposition of such asset and shall be taken into account for purposes of computing Profits or Losses; and

                           (vii) Notwithstanding anything to the contrary in subparagraphs (i) through (vi) above, any items which are described in Section 3.03 or specially allocated pursuant to Sections 3.04 or 3.05 shall not be taken into account in computing Profits or Losses.
         The amounts of the items of Partnership income, gain, loss or deduction available to be specially allocated pursuant to Sections 3.03, 3.04 and
         3.05 shall be determined by applying rules analogous to those set forth in subparagraphs (i) through (vi) above.

                "Purchase Date" has the meaning set forth in Section 8.02(e).

                "Purchase Option" has the meaning set forth in Section 14.03(a).

                "Purchase Price" has the meaning set forth in Section 14.03(b).

                  "Regulations" means the Income Tax Regulations, including Temporary Regulations, promulgated under the Code, as such regulations are amended, modified or supplemented from time to time.

             "Regulatory Allocations" has the meaning set forth in Section 3.05.

            "Responsible Officers" has the meaning set forth in Section 5.04(b).

           "Retirement Date" has the meaning set forth in Section 10.08(b)(iii).

          "Retirement Notice" has the meaning set forth in Section 10.08(a)(ii).

                  "S&P" means Standard & Poor's Corporation or any successor by merger or consolidation to its business.

                  "Secondary Return" means, with respect to the General Partner and each Class B Limited Partner as of any date of determination, an amount equal to 10% per annum, accruing daily on a 30/360 basis and cumulative and compounded quarterly from the Closing Date to such date of determination, of such Partner's Unrecovered Capital on each such day of accrual. In each instance where this Agreement requires that the Secondary Return be determined for a period less than the period beginning on the Closing Date and ending on the date of determination, such determination shall be made by substituting the first day of such lesser period for the Closing Date in the preceding sentence. For purposes of calculating the Secondary Return, "30/360 day basis" means a 360-day year comprised of twelve 30 day months.

                  "Software and Databases" means the assets contributed to the Partnership by Holding pursuant to Section 2.02.

             "Tax Matters Partner" has the meaning set forth in Section 8.03(a).

                  "Transfer" means, with respect to all or any portion of an Interest, as a noun, any voluntary or involuntary transfer, sale, pledge or other disposition and, as a verb, voluntarily or involuntarily to transfer, sell, pledge or otherwise dispose of.

                  "Unrecovered Capital" means, for any Partner as of any date, the remainder, if any, of (i) the sum of the balance in such Partner's Closing Date Capital Account as set forth in Section 2.01 or 2.02, as the case may be, plus all Additional Capital Contributions made by such Partner, minus (ii) the cumulative amount of money and the Gross Asset Value of any Partnership Property (other than money) distributed to such Partner (or its predecessors in interest) pursuant to Section 10.08(b) (other than pursuant to Section 10.08(b)(ii)) as of such date.

                 "Voluntary Bankruptcy" has the meaning set forth in the definition of Bankruptcy.

                  "Wholly Owned Affiliate" of any Person means (i) an Affiliate of such Person 100% of the capital stock (or its equivalent in the case of entities other than corporations) of which is owned beneficially by such Person, directly, or indirectly through one or more Wholly Owned Affiliates, or by any Person who, directly or indirectly, owns beneficially 100% of the capital stock (or its equivalent in the case of entities other than corporations) of such Person, and (ii) an Affiliate of such Person who, directly or indirectly, owns beneficially 100% of the capital stock (or its equivalent in the case of entities other than corporations) of such Person; provided that, for purposes of determining the ownership of the capital stock of any Person, de minimis amounts of stock held by directors, nominees and similar persons pursuant to statutory or regulatory requirements shall not be taken into account.

         SECTION I.11. Other Terms.SECTION I.11. Other Terms.SECTION I.11. Other Terms.SECTION I.11. Other Terms.

         Unless the content shall require otherwise:

     (a) Words importing the singular number or plural number shall include the plural number and singular number respectively;

     (b) Words importing the masculine gender shall include the feminine and neuter genders and vice versa;

     (c) Reference to "include," "includes," and "including" shall be deemed to be followed by the phrase "without limitation;"

     (d) Reference in this Agreement to "herein," "hereby" or "hereunder", or any similar formulation, shall be deemed to refer to this Agreement as a whole, including the Exhibits; and

     (e) Reference to "and" and "or" shall be deemed to mean "and/or."

                                   ARTICLE II
                         PARTNERS'CAPITAL CONTRIBUTIONS


     SECTION II.1. General Partner. SECTION II.1. General Partner. SECTION II.1. General Partner. SECTION II.1. General Partner. Simultaneously with the execution and delivery of this Agreement, the General Partner shall make the Capital Contribution listed below, provided that, all Capital Contributions to be made in cash shall be made on the first Business Day after the Closing Date. The name, address, the initial Percentage Interest and balance in the General Partner's Capital Account immediately after making its Capital Contribution pursuant to this Section 2.01 are as follows:
------------------------------ ----------------------------   ------------------

  Name and Address              Capital Contribution/                   Initial
                                  Capital Account                     Percentage
                                                                        Interest

------------------------------ -------------------------------------- ----------
------------------------------ -------------------------------------- ----------

Duns Investing VII Corporation  Cash in an amount equal to $8,519,792,    1%
911 Washington Street           resulting in a Closing Date Capital
Suite 100                        Account equal to $8,551,713.
Wilmington, Delaware 19801
Attention: Kenneth J. Kubacki

----------------------------------------------------- --------------------------
         SECTION II.2. Limited  Partners.SECTION II.2. Limited  Partners.SECTION
II.2. Limited Partners.SECTION II.2. Limited Partners. Simultaneously with the execution and delivery of this Agreement, the Limited Partners shall make the Capital Contributions listed below, provided that, all Capital Contributions to be made in cash shall be made on the first Business Day after the Closing Date. The name, address, the initial Percentage Interest of each of the Limited Partners and the balance in each Limited Partner's Capital Account immediately after making its Capital Contribution pursuant to this Section 2.02 are as follows:
----------------------------------------------------- --------------------------


Name and Address                                             Capital Contribution/                    Initial

                                                               Capital Account                       Percentage
                                                                                                     Interest

----------------------------------------------------- ------------------------------------------- ------------------
----------------------------------------------------- ------------------------------------------- ------------------

Duns Holding, Inc.                                    Software and Databases with an aggregate         62.92%
911 Washington Street                                 initial Gross Asset Value equal to
Suite 250                                             $523,458,000; Partnership Subsidiary I
Wilmington, Delaware 19801                            Stock with an initial Gross Asset Value
Attention: Kenneth J. Kubacki                         equal to $1,000, and cash in an amount
Facsimile: (302) 428-1410                             equal to $14,577,000, each contributed to
                                                      the Partnership pursuant to the
                                                      Contribution Agreement, resulting in a
                                                      Closing Date Capital Account balance
                                                      equal to $538,036,000
----------------------------------------------------- ------------------------------------------- ------------------
----------------------------------------------------- ------------------------------------------- ------------------

Dun & Bradstreet, Inc.                                Cash in an amount equal to $5,423,469,             1%
One Diamond Hill Road                                 resulting in a Closing Date Capital
Murray Hill, New Jersey 07974                         Account equal to $8,551,713
Attention: Robert J. Levin
Facsimile: (908) 665-1409
----------------------------------------------------- ------------------------------------------- ------------------
----------------------------------------------------- ------------------------------------------- ------------------

Utrecht-America Finance Co.                           Cash in an amount equal to $8,519,792,             1%
c/o Utrecht-America Financial                         resulting in a Closing Date Capital
   Services Corp.                                     Account equal to $8,551,713
245 Park Avenue
New York, NY 10167
Attention: Treasurer
----------------------------------------------------- ------------------------------------------- ------------------
----------------------------------------------------- ------------------------------------------- ------------------

Leiden, Inc.                                          Cash in an amount equal to $291,480,208,         34.08%
c/o Utrecht-America Financial                         resulting in a Closing Date Capital
   Services Corp.                                     Account equal to $291,480,208
245 Park Avenue
New York, NY 10167
Attention: Treasurer
----------------------------------------------------- ------------------------------------------- ------------------

         SECTION II.3. Additional Capital Contributions.SECTION II.3. Additional Capital Contributions.SECTION II.3. Additional Capital Contributions.SECTION
II.3. Additional Capital Contributions. (a) In general. Each D&B Partner may contribute from time to time such additional cash or other property as it may determine; provided that, any Capital Contribution of property made by such Partner pursuant to this Section 2.03 shall consist of Permitted Assets. The Partners agree that any additional payment required to be made, or expense incurred, by Holding pursuant to the Contribution Agreement after the Closing Date, including any expense incurred in complying with Section 5.06 thereof, has been taken into account in determining the initial Gross Asset Value of the Software and Databases and shall not constitute an additional Capital Contribution to the Partnership.

     (b) Initial Gross Asset Value. The initial Gross Asset Value of any Partnership Property (other than cash) contributed pursuant to this Section 2.03 shall be determined as follows:

     (i) Loans. The initial Gross Asset Value of any Loan shall be equal to its par value;
     (ii) Cash Equivalents. The initial Gross Asset Value of any Cash Equivalent shall be equal to its face value, less unamortized discount and plus unamortized premium, if any; and
     (iii) Permitted Securities. The initial Gross Asset Value of any Permitted Security shall be equal to its Market Value.

         SECTION II.4. Other Matters.SECTION II.4. Other Matters.SECTION II.4. Other Matters.SECTION II.4. Other Matters. (a) Except as otherwise provided in
Section 10.08, Articles XII and XIV or in the Act, no Partner shall demand or receive a return of its Capital Contributions or withdraw from the Partnership without the consent of all Partners. Under circumstances requiring a return of any Capital Contributions, no Partner shall have the right to receive property other than cash except as may be specifically provided in this Agreement.

         (b) No Partner shall receive any interest or draw with respect to its Capital Contributions or its Capital Account, except as otherwise provided in this Agreement.

         (c) The Limited Partners shall not be liable for the debts, liabilities, contracts or any other obligations of the Partnership. Except as otherwise provided by mandatory provisions of applicable state law and except with respect to the obligation of any Limited Partner to return to the Partnership a distribution made to such Limited Partner in violation of the Act at a time when such Limited Partner knew the distribution would violate the Act, such Limited Partner shall be liable only to make its Capital Contribution as set forth in Section 2.02 and shall not be required to lend any funds to the Partnership or, after its Capital Contribution has been made, to make any additional Capital Contributions to the Partnership. The General Partner shall not have any personal liability for any repayment of any Capital Contributions of any Limited Partner.


                                   ARTICLE III
                                   ALLOCATIONS

     SECTION III.1. Profits.SECTION III.1. Profits.SECTION III.1. Profits.SECTION III.1. Profits. After giving effect to the special allocations set forth in Sections 3.04 and 3.05, but before giving effect to the special allocations set forth in Section 3.03, Profits for any Allocation Year shall be allocated in the following order and priority:

         (a) First, 100% to the Class A Limited Partners in proportion to and to the extent of an amount equal to the remainder, if any, of (i) the cumulative Priority Return of each Class A Limited Partner from the Closing Date to the last day of such Allocation Year, minus (ii) the cumulative Profits allocated to such Class A Limited Partner pursuant to this Section 3.01(a) for all prior Allocation Years;

         (b) Second, 100% to the Class A Limited Partners in proportion to and to the extent of an amount equal to the remainder, if any, of (i) the sum of (A) the cumulative Losses allocated to each Class A Limited Partner pursuant to
Section 3.02(d) for all prior Allocation Years, and (B) the cumulative items of loss allocated to such Class A Limited Partner pursuant to Section 3.03(d) for all prior Allocation Years, minus (ii) the cumulative Profits allocated to such Class A Limited Partner pursuant to this Section 3.01(b) for all prior Allocation Years;

         (c) Third, 100% to the General Partner in an amount equal to the remainder, if any, of (i) the sum of (A) the cumulative Losses allocated to the General Partner pursuant to Section 3.02(e) for all prior Allocation Years, and
(B) the cumulative  items of loss allocated to the General  Partner  pursuant to
Section 3.03(e) for all prior Allocation Years, minus (ii) the cumulative Profits allocated to the General Partner pursuant to this Section 3.01(c) for all prior Allocation Years;

         (d) Fourth, to the Partners in proportion to and to the extent of an amount equal to the remainder, if any, of (i) the sum of (A) the cumulative Losses allocated to each Partner pursuant to Section 3.02(c) for all prior Allocation Years, and (B) the cumulative items of loss allocated to such Partner pursuant to Section 3.03(c) for all prior Allocation Years, minus (ii) the cumulative Profits allocated to such Partner pursuant to this Section 3.01(d) for all prior Allocation Years;

         (e) Fifth, to the General Partner and the Class B Limited Partners in proportion to and to the extent of an amount equal to the remainder, if any, of
(i) the sum of (A) the cumulative Secondary Return of each such Partner from the Closing Date to the last day of such Allocation Year, and (B) the cumulative Losses allocated to such Partner pursuant to Section 3.02(b) for all prior Allocation Years, and (C) the cumulative items of loss allocated to such Partner pursuant to Section 3.03(b) for all prior Allocation Years, minus (ii) the cumulative Profits allocated to such Partner pursuant to this Section 3.01(e) for all prior Allocation Years; and

         (f) Sixth, the balance, if any, 99% to the General Partner and the Class B Limited Partners in proportion to their Percentage Interests and 1% to the Class A Limited Partners in proportion to their Percentage Interests.

         SECTION III.2. Losses.SECTION III.2. Losses.SECTION III.2. Losses.SECTION III.2. Losses. After giving effect to the special allocations set forth in Sections 3.04 and 3.05, but before giving effect to the special allocations set forth in Section 3.03, Losses for any Allocation Year shall be allocated in the following order and priority, subject to the limitations in
Section 3.06:

         (a) First, to the Partners in proportion to and to the extent of the remainder, if any, of (i) the cumulative Profits allocated to each Partner pursuant to Section 3.01(f) for all prior Allocation Years, minus (ii) the sum of (A) the cumulative items of loss allocated to such Partner pursuant to
Section 3.03(a) for all prior Allocation Years, and (B) the cumulative Losses allocated to such Partner pursuant to this Section 3.02(a) for all prior Allocation Years;

         (b) Second, to the General Partner and the Class B Limited Partners in proportion to and to the extent of the remainder, if any, of (i) the cumulative Profits allocated to each such Partner pursuant to Section 3.01(e) for all prior Allocation Years, minus (ii) the sum of (A) the cumulative items of loss allocated to such Partner pursuant to Section 3.03(b) for all prior Allocation Years, and (B) the cumulative Losses allocated to such Partner pursuant to this
Section 3.02(b) for all prior Allocation Years;

         (c) Third, 99% to the General Partner and the Class B Limited Partners in proportion to their Percentage Interests and 1% to the Class A Limited Partners in proportion to their Percentage Interests until the Capital Account of the General Partner and each Class B Limited Partner is equal to zero;

         (d) Fourth, 100% to the Class A Limited Partners in proportion to their Percentage Interests until the Capital Account of each Class A Limited Partner is equal to zero; and

         (e)      Fifth, the balance, if any, 100% to the General Partner.

         SECTION III.3. Special Loss Allocation.SECTION III.3. Special Loss Allocation.SECTION III.3. Special Loss Allocation.SECTION III.3. Special Loss Allocation. After giving effect to the special allocations set forth in Sections
3.04 and 3.05 and the  allocations  of Profits  or Losses set forth in  Sections
3.01 or 3.02, as the case maybe, in the event that in any Allocation Year the aggregate items of loss realized or deemed to be realized by the Partnership from the sale, disposition or adjustment to the Gross Asset Values of Permitted Assets is greater than the aggregate items of gain realized or deemed to be realized by the Partnership from the sale, disposition or adjustment to the Gross Asset Values of Permitted Assets, items of loss equal to such excess shall be specially allocated as follows:

         (a) First, to the Partners in proportion to and to the extent of the remainder, if any, of (i) the cumulative Profits allocated to each Partner pursuant to Section 3.01(f) for the current and all prior Allocation Years, minus (ii) the sum of (A) the cumulative Losses allocated to such Partner pursuant to Section 3.02(a) for the current and all prior Allocation Years, and
(B) the  cumulative  items of loss  allocated to such  Partner  pursuant to this
Section 3.03(a) for all prior Allocation Years;

         (b) Second, to the General Partner and the Class B Limited Partners in proportion to and to the extent of the remainder, if any, of (i) the cumulative Profits allocated to each such Partner pursuant to Section 3.01(e) for the current and all prior Allocation Years, minus (ii) the sum of (A) the cumulative Losses allocated to such Partner pursuant to Section 3.02(b) for the current and all prior Allocation Years, and (B) the cumulative items of loss allocated to such Partner pursuant to this Section 3.03(b) for all prior Allocation Years;

         (c) Third, 99% to the General Partner and the Class B Limited Partners in proportion to their Percentage Interests and 1% to the Class A Limited Partners in proportion to their Percentage Interests until the Capital Account of the General Partner and each Class B Limited Partner is equal to zero;

         (d) Fourth, 100% to the Class A Limited Partners in proportion to their Percentage Interests until each Class A Limited Partner's Capital Account is equal to zero; and

         (e)      Fifth, the balance, if any, 100% to the General Partner.

     SECTION  III.4.  Other  Special  Allocations.SECTION  III.4.  Other Special
Allocations.SECTION III.4. Other Special Allocations.SECTION III.4. Other Special Allocations. The following special allocations shall be made in the following order:

         (a) Qualified Income Offset. In the event any Limited Partner unexpectedly receives any adjustments, allocations, or distributions described in Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) or
1.704-1(b)(2)(ii)(d)(6) of the Regulations, items of Partnership income and gain shall be specially allocated to such Limited Partner in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit of such Limited Partner as quickly as possible; provided that an allocation pursuant to this Section 3.04(a) shall be made only if and to the extent that such Limited Partner would have an Adjusted Capital Account Deficit after all other allocations provided for in this Article III have been tentatively made as if this Section 3.04(a) were not in the Agreement.

         (b) Gross Income Allocation. In the event any Limited Partner has a deficit Capital Account at the end of any Allocation Year, such Limited Partner shall be specially allocated items of Partnership income and gain in the amount of such deficit as quickly as possible; provided that an allocation pursuant to this Section 3.04(b) shall be made only if and to the extent that such Limited Partner would have a deficit Capital Account after all other allocations provided for in this Article III have been made as if Section 3.04(a) and this
Section 3.04(b) were not in the Agreement.

         (c) Section 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required pursuant to Regulations Section 1.704-1(b)(2)(iv)(m)(2) or 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as the result of a distribution to a Partner in complete liquidation of its Interest, the amount of such adjustment to Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Partners in accordance with their interests in the Partnership in the event Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Partner to whom such distribution was made in the event Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

         (d) Allocations Relating to Taxable Issuance of Partnership Interests. Any income, gain, loss or deduction realized as a direct or indirect result of the issuance of an Interest by the Partnership to a Partner other than pursuant to Section 707(a)(2) of the Code (the "Issuance Items") shall be allocated among the Partners so that, to the extent possible, the net amount of such Issuance Items, together with all other allocations under this Agreement to each Partner, shall be equal to the net amount that would have been allocated to each such Partner if the Issuance Items had not been realized.

         SECTION III.5. Curative Allocations.SECTION III.5. Curative Allocations.SECTION III.5. Curative Allocations.SECTION III.5. Curative Allocations. The allocations set forth in Sections 3.04(a), 3.04(b), 3.04(c) and
3.06 (the "Regulatory Allocations") are intended to comply with certain requirements of the Regulations. It is the intent of the Partners that, to the extent possible, all Regulatory Allocations shall be offset either with other Regulatory Allocations or with special allocations of other items of Partnership income, gain, loss or deduction pursuant to this Section 3.05. Therefore, notwithstanding any other provision of this Article III (other than the Regulatory Allocations), the General Partner shall make such offsetting special allocations of Partnership income, gain, loss or deduction in whatever manner it determines appropriate so that, after such offsetting allocations are made, each Partner's Capital Account balance is, to the extent possible, equal to the Capital Account balance such Partner would have had if the Regulatory Allocations were not part of the Agreement and all Partnership items were allocated pursuant to this Article III without regard to the Regulatory Allocations.

         SECTION III.6. Loss  Limitation.SECTION  III.6. Loss Limitation.SECTION
III.6. Loss Limitation.SECTION III.6. Loss Limitation. The Losses allocated pursuant to Section 3.02 and the items of loss or deduction allocated pursuant to Sections 3.03, 3.04 and 3.05 shall not exceed the maximum amount of Losses and items of loss or deduction that can be so allocated without causing any Limited Partner to have an Adjusted Capital Account Deficit at the end of any Allocation Year. All Losses and items of loss or deduction in excess of the limitation set forth in this Section 3.06 shall be allocated to the General Partner.

         SECTION III.7. Other Allocation Rules.SECTION III.7. Other Allocation Rules.SECTION III.7. Other Allocation Rules.SECTION III.7. Other Allocation Rules. (a) Profits, Losses and any other items of income, gain, loss or deduction shall be allocated to the Partners pursuant to this Article III as of the last day of each Fiscal Year; provided that Profits, Losses and such other items shall also be allocated at such times as are required by Section 10.08(b) and at such other times as the Gross Asset Values of Partnership Property are adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value in
Section 1.10.

         (b) In any cases in which it is necessary to determine the Profits, Losses, or any other items allocable to any period, Profits, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the General Partner using any permissible method under Code
Section 706 and the Regulations thereunder.

         (c) The  Partners  hereby agree to be bound by the  provisions  of this
Article III in reporting their shares of Partnership income and loss for income tax purposes, except to the extent otherwise required by law.

         SECTION III.8. Tax Allocations: Code Section 704(c).SECTION III.8. Tax Allocations Code Section 704(c).SECTION III.8. Tax Allocations Code Section 704(c).SECTION III.8. Tax Allocations: Code Section 704(c). In accordance with Code Section 704(c) and the applicable Regulations thereunder, income, gain, loss, and deduction with respect to any property contributed to the capital of the Partnership shall, solely for tax purposes, be allocated among the Partners so as to take account of any variation between the adjusted basis of such property to the Partnership for federal income tax purposes and its initial Gross Asset Value (computed in accordance with the definition of Gross Asset Value in Section 1.10).

                  In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to subparagraph (iv) of the definition of Gross Asset Value in
Section 1.10, subsequent allocations of income, gain, loss, and deduction with respect to such asset shall take account of any variation between the adjusted basis of such asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code Section 704(c) and the applicable Regulations thereunder.

                  Any elections or other decisions relating to such allocations shall be made by the General Partner in any manner that reasonably reflects the purpose and intention of this Agreement, including the election of an allocation method permitted by the Regulations under Code Section 704(c). Allocations pursuant to this Section 3.08 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Partner's Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.

                  Except as otherwise provided in this Agreement, all items of Partnership income, gain, loss, deduction, and any other allocations not otherwise provided for shall be divided among the Partners in the same proportions as they share Profits or Losses, as the case may be, for the Allocation Year.


                                   ARTICLE IV
                                  DISTRIBUTIONS

         SECTION IV.1. Cash Flow.SECTION IV.1. Cash Flow.SECTION IV.1. Cash Flow.SECTION IV.1. Cash Flow. Except as otherwise provided in Article XII and
Section 4.02(a), Cash Available for Distribution shall be distributed on the last Business Day of each Fiscal Quarter commencing with June 30, 1997, 100% to the Class A Limited Partners in proportion to and to the extent of an amount equal to the remainder, if any, of (i) the cumulative Priority Return of each Class A Limited Partner from the Closing Date to the last Business Day of the Fiscal Quarter during which such distribution is made, minus (ii) all prior distributions to such Class A Limited Partner pursuant to this Section 4.01(a).

         SECTION IV.2. Amounts  Withheld.SECTION IV.2. Amounts  Withheld.SECTION
IV.2. Amounts Withheld.SECTION IV.2. Amounts Withheld. All amounts withheld or required to be withheld pursuant to the Code or any provision of any state, local or foreign tax law with respect to any payment, distribution or allocation to the Partnership or the Partners and treated by the Code (whether or not withheld pursuant to the Code) or any such tax law as amounts payable by or in respect of the Partners or any Person owning an interest, directly or indirectly, in such Partner shall be treated as amounts paid or distributed to the Partners with respect to which such amount was withheld pursuant to this
Article IV for all purposes under this Agreement.


                                    ARTICLE V
                                   MANAGEMENT

         SECTION V.1. Authority of the General Partner.SECTION V.1. Authority of the General Partner.SECTION V.1. Authority of the General Partner.SECTION V.1. Authority of the General Partner. Subject to the limitations and restrictions set forth in this Agreement including without limitation those set forth in this
Article V, the General Partner shall direct the business and affairs of the Partnership and in so doing shall manage, control and have all of the rights and powers which may be possessed by general partners under the Act.

         SECTION V.2. Right to Rely on the General Partner.SECTION V.2. Right to Rely on the General Partner.SECTION V.2. Right to Rely on the General Partner.SECTION V.2. Right to Rely on the General Partner. (a) Any Person dealing with the Partnership may rely (without duty of further inquiry) upon a certificate signed by the General Partner as to:

                 (i)The identity of the General Partner or any Limited Partner;

                 (ii) The existence or nonexistence of any fact or facts which constitute a condition precedent to acts by the General Partner or
         which  are  in  any  other  manner   germane  to  the  affairs  of  the
         Partnership;

                 (iii)The Persons who are authorized to execute and deliver any instrument or document of the Partnership; or

                  (iv) Any act or failure to act by the Partnership or any other matter whatsoever involving the Partnership or any Partner.

         (b) The signature of the General Partner shall be sufficient to convey title to any property owned by the Partnership, and all of the Partners agree that a copy of this Agreement may be shown to the appropriate parties in order to confirm the same, and further agree that the signature of the General Partner shall be sufficient to execute any "statement of partnership" or other documents necessary to effectuate this or any other provision of this Agreement. All of the Partners do hereby appoint the General Partner as their attorney-in-fact for the execution of any or all of the documents described in this Section 5.02(b).

         SECTION V.3.  Restrictions on Authority of the General  Partner.SECTION
V.3. Restrictions on Authority of the General Partner.SECTION V.3. Restrictions on Authority of the General Partner.SECTION V.3. Restrictions on Authority of the General Partner. Except as otherwise provided in this Agreement, without the consent of all of the Limited Partners, the General Partner shall not have the authority to, and covenants and agrees that it shall not:

     (a) Knowingly, do any act in contravention of this Agreement or, when acting on behalf of the Partnership, engage in activities inconsistent with the purposes of the Partnership;
     (b) Do any act which would, to the General Partner's knowledge, make it impossible to carry on the ordinary business of the Partnership;

     (c) Possess Partnership Property, or assign rights in specific Partnership Property, for other than a Partnership purpose;

     (d) Perform any act that would, to the General Partner's knowledge, subject any Limited Partner to liability as a general partner in any jurisdiction;

     (e) Cause or permit the Partnership or any Partnership Subsidiary to voluntarily take any action with respect to the Partnership described in clauses
(a)(iii), (b) or (c) of the definition of Bankruptcy in Section 1.10;

     (f) Cause or permit the Partnership or any Partnership Subsidiary to incur, assume or obligate itself by contract for any Indebtedness or to create, incur, assume or permit to exist any Lien upon any Partnership Property other than Permitted Encumbrances, provided that, in the event that the General Partner has elected pursuant to Section 10.08(a) to cause the entire Interests of the Class A Limited Partners to be retired, the General Partner may cause the Partnership to borrow the funds necessary to make the distributions to the Class A Limited Partners required by Section 10.08(b), and provided further that, in the event that the General Partner has elected pursuant to Section 10.08(a) to cause all or any portion of the Interests of the Class A Limited Partners to be retired, the General Partner may cause the Partnership to borrow from any Partnership Subsidiary the funds necessary to make the distributions to the Class A Limited Partners required by Section 10.08(b);

         (g) Cause or permit the Partnership or any Partnership Subsidiary to acquire, by purchase, lease or contribution any assets other than Permitted Assets or any Permitted Asset that is in default at the time of its acquisition by the Partnership;

         (h) Cause or permit the Partnership or any Partnership Subsidiary to make or acquire by contribution any Loan unless (i) the borrowing evidenced by such Loan has been duly authorized by all required corporate action, such action has been duly certified by the secretary or an assistant secretary of the borrower, and such certification has been delivered to the Partnership together with certificates as to incumbency and due authorization of the officers of the borrower authorized to execute and deliver such Loan (which certified action may be one so taken and certification may be one so delivered before that acquisition if the certified action remains in effect at the time of, and is applicable to, that acquisition), (ii) such Loan is legal, valid, binding and enforceable in accordance with its terms against the borrower, (iii) the guaranty by D&B with respect to such Loan, if any, (A) has been duly authorized by all required corporate action, such action has been duly certified by the secretary or an assistant secretary of D&B, and such certification has been delivered to the Partnership together with certificates as to incumbency and due authorization of the officers of D&B authorized to execute and deliver such guaranty (which certified action may be one so taken and certification may be one so delivered before that acquisition if the certified action remains in effect at the time of, and is applicable to, that acquisition), and (B) is legal, valid, binding and enforceable in accordance with its terms against D&B and (iv) D&B's obligations thereunder or under any guaranty with respect thereto, as the case may be, rank at least pari passu with all other unsecured senior Indebtedness of D&B;

         (i) Cause or permit the admission of any Limited Partner to the Partnership other than pursuant to Article X or Section 14.03;

         (j) Cause or permit the Partnership or any Partnership Subsidiary to legally merge or consolidate with or into any corporation, limited liability company, business trust or association, real estate investment trust, common law trust, or unincorporated business (including a partnership, whether general or limited);

         (k) Cause the Partnership to distribute any asset other than as provided in Article IV, Section 10.08 and Article XII;

         (l) Cause or permit the Partnership or any Partnership Subsidiary to utilize the Software and Databases or grant to any Person other than DBI pursuant to the Lease Agreement the right to access the Software and Databases, in each case in order to develop, distribute or market products, other than Minor Permitted Uses (as defined in the Lease Agreement); and

         (m) Cause or permit the Partnership or any Partnership Subsidiary to enter into, permit or consent to any amendment or modification of, or supplement to, or terminate or waive compliance with any provision of, the Lease Agreement, any Demand Note evidencing any Loan or the Contribution Agreement.

         SECTION V.4. Duties and Obligations of the General Partner.SECTION V.4. Duties and Obligations of the General Partner.SECTION V.4. Duties and Obligations of the General Partner.SECTION V.4. Duties and Obligations of the General Partner. (a) The General Partner shall cause the Partnership to conduct its business and operations separate and apart from that of any D&B Partner or any of its Affiliates, including, without limitation, (i) segregating Partnership assets and not allowing funds or other assets of the Partnership to be commingled with the funds or other assets of, held by, or registered in the name of, any D&B Partner or any of its Affiliates, (ii) maintaining books and financial records of the Partnership separate from the books and financial records of any D&B Partner and its Affiliates (although the Partnership may be consolidated with D&B and its Affiliates for financial reporting statement purposes), and observing all Partnership procedures and formalities, including, without limitation, maintaining minutes of Partnership meetings and acting on behalf of the Partnership only pursuant to due authorization of the Partners,
(iii) causing the Partnership to pay its liabilities from assets of the Partnership, and (iv) causing the Partnership to conduct its dealings with third parties in its own name and as a separate and independent entity.

         (b) On the Closing Date, the General Partner shall provide to the Partnership a written statement naming those officers of the General Partner that will be responsible for the management and operations of the Partnership in accordance with this Article V (such individuals, the "Responsible Officers"), until such time as the General Partner has provided to the Partnership another written statement naming other officers as Responsible Officers, and the General Partner hereby covenants and agrees that its Responsible Officers shall maintain the separateness of the Partnership's operations and otherwise comply with all of the terms of this Agreement.

         (c) The General Partner shall notify the Partners of the occurrence of any Notice Event described in Section 14.01 or any Liquidating Event described in Section 12.01 or any event which with notice or lapse of time or both would constitute a Notice Event or Liquidating Event (other than the events described in Sections 12.01(a) and 14.01(a)) and the action which the General Partner has taken or proposes to take with respect thereto, promptly, but no later than five
(5) Business Days, after any Responsible Officer has actual knowledge of such occurrence.

         (d) The General Partner shall take all actions which may be necessary or appropriate (i) for the continuation of the Partnership's valid existence as a limited partnership and its qualification to do business under the laws of the State of Delaware and of each other jurisdiction in which such existence or qualification is necessary to protect the limited liability of the Limited

Partners or to enable the Partnership to conduct the business in which it is engaged or to perform its obligations under any agreement to which it is a party, and (ii) for the accomplishment of the Partnership's purposes, including the acquisition, management, maintenance, preservation, and operation of Permitted Assets in accordance with the provisions of this Agreement and applicable laws and regulations. Without limitation of the foregoing, the General Partner shall cause the Partnership and each Partnership Subsidiary to maintain all licenses, permits, registrations, authorizations, use agreements, consents, orders or approvals of governmental or quasi-governmental agencies and authorities (whether Federal, state, local, municipal or foreign) necessary to own their respective properties and to conduct their respective activities in accordance with all applicable laws, rules, regulations and orders, except where any failure to do so would not have a Material Adverse Effect.

         (e) The General Partner shall devote to the Partnership such time as may be necessary for the proper performance of all duties under this Agreement.

         (f) Except as otherwise provided in Section 1.09 hereof, the General Partner shall be under a fiduciary duty to conduct the affairs of the Partnership in the best interests of the Partnership, including, without limitation, the safekeeping and use of all of the Partnership Property and the use thereof for the exclusive benefit of the Partnership and will not conduct the affairs of the Partnership so as to benefit any other business now owned or hereafter acquired by any Partner if such conduct also produces a detriment to the Partnership.

         (g) All distributions or payments to the Partners pursuant to any provision of this Agreement shall be made no later than 11:00 a.m., Eastern Standard Time, on the day of distribution or payment, and, at the time of any such distribution or payment, the General Partner shall provide to the Partners a notice identifying the nature of the distribution or payment, the Section or Sections of this Agreement pursuant to which it is being made and the amount being distributed or paid pursuant to each such Section.

         (h) On the first Business Day after the Closing Date, the General Partner shall cause the Partnership to contribute $330,712,330 to Partnership Subsidiary I and shall cause Partnership Subsidiary I to loan $320,712,330 to D&B or an Affiliate of D&B pursuant to a D&B Loan or a D&B Guaranteed Loan, as the case may be, and invest $10,000,000 in Permitted Securities.

         (i) As soon as practicable after the Closing Date, the General Partner shall cause the Partnership to contribute all of the Computer Equipment to a newly formed Delaware corporation in exchange for 100% of its issued and outstanding stock.

         (j) As soon as practicable after the end of each Fiscal Quarter, the General Partner shall cause the Partnership to contribute to Partnership Subsidiary I cash in an amount equal to Cash Available for Distribution for such Fiscal Quarter reduced by distributions made by the Partnership during such Fiscal Quarter.

         SECTION V.5. Indemnification of the Partners.SECTION V.5. Indemnification of the Partners.SECTION V.5. Indemnification of the Partners.SECTION V.5. Indemnification of the Partners. (a) Unless otherwise provided in Section 5.05(e) and subject to Section 5.05(f), the Partnership, its receiver or its trustee (in the case of its receiver or trustee, to the extent of Partnership Property) shall indemnify, save harmless, and pay all Expenses of any Partner, any Partner's partner, any partners, stockholders, officers, directors, employees or agents of any of them relating to any Expenses incurred by reason of any act performed or omitted to be performed by any Partner, or officer, director, employee or agent of any Partner in connection with the business of the Partnership.

         (b) Unless otherwise provided in Section 5.05(e) and subject to Section 5.05(f), in the event of any action by any Limited Partner against the General Partner or officer or director of the General Partner, including a Partnership derivative suit, the Partnership, its receiver or its trustee (in the case of a receiver or trustee, to the extent of Partnership Property) shall indemnify, save harmless, and pay all Expenses of the General Partner, officer or director incurred in the defense of such action; provided that the General Partner, officer or director obtains a favorable final nonappealable judgment in such action.

         (c) All indemnities provided for in this Agreement shall survive the transfer of a Partner's Interest.

         (d) The Partnership and the General Partner, jointly and severally, covenant and agree, unconditionally, absolutely and irrevocably, to indemnify and hold harmless each Class A Limited Partner from and against any and all Expenses arising out of or in connection with or by reason of any Person's assertion that the liabilities, debts or other obligations of the Partnership are liabilities, debts or other obligations of such Class A Limited Partner; provided, however, that no such indemnification shall be required hereunder for any such Expenses resulting from any action taken by such Class A Limited Partner which exposes such Class A Limited Partner to liability as a general partner under Delaware law.

         (e) Sections 5.05(a), 5.05(b), 5.05(c) and 5.05(d) shall be enforced only to the maximum extent permitted by law and no Partner shall be indemnified from any liability for the fraud, willful misconduct, bad faith, or gross negligence of itself or any of its Affiliates.

         (f)      Indemnification Procedures.

                  (i) In the event any claim is made by a third party against the General Partner, any Limited Partner, or any affiliate, officer, director, agent, employee, successor or assign of any of them (each of them being referred to as an "Indemnitee"), with respect to an actual or potential liability for which any such Person is otherwise entitled to be indemnified under any provisions of Sections 5.05(a), 5.05(b), 5.05(c) and 5.05(d), and any such Person wishes to be indemnified with respect thereto, such Person shall promptly notify the appropriate indemnitor(s) as provided in each such section (the "Indemnitor"); provided that the failure of any such Person to notify any Indemnitor shall not relieve such Indemnitor from any liability which it otherwise may have to such Person hereunder.

                  (ii) Each Indemnitee may by notice to the Indemnitor take control of all aspects of the investigation and defense of all claims asserted against it and may employ counsel of its choice and at the expense of the Indemnitor; provided that (A) the amount of any settlement such Indemnitee may enter into must be consented to by the Indemnitor and no Indemnitee may in connection with any such investigation, defense or settlement, without the consent of the Indemnitor, require the Indemnitor or any of its subsidiaries to take or refrain from taking any action (other than payment of such a settlement amount) or to make any public statement, which such Person reasonably considers to materially adversely affect its interest, and
         (B) such Indemnitee may not take control of any investigation, defense or settlement which could entail a risk of criminal liability to the Indemnitor or any of its subsidiaries. Upon the request of the Indemnitor, each Indemnitee shall use its best efforts to keep the Indemnitor reasonably apprised of the status of those aspects of such investigation and defense controlled by such Indemnitee and shall provide such information with respect thereto as the Indemnitor may reasonably request. The Indemnitor shall cooperate with the Indemnitee in all reasonable respects with respect thereto.

                  (iii) Any Indemnitor may, by notice to the Indemnitees, take control of all aspects of the investigation and defense of all claims asserted against it, and may employ counsel of its choice and at its expense; provided that (A) no Indemnitor may without the consent of any Indemnitee agree to any settlement that requires such Indemnitee to make any payment that is not indemnified hereunder, or does not grant a general release to such Indemnitee, and in any event such Indemnitor may not in connection with any such investigation, defense or settlement, without the consent of any Indemnitee, take or refrain from taking any action which would reasonably be expected to materially impair the indemnification of such Indemnitee hereunder or would require such Indemnitee to take or refrain from taking any action or to make any public statement, which such Person reasonably considers to materially adversely affect its interests, (B) no Indemnitor may take control of any investigation, defense or settlement, without the consent of any Indemnitee, if the liabilities involved in such proceedings involve any material risk of the sale, forfeiture or loss of, or the creation of any Lien on, any property of such Indemnitee and
         (C) no Indemnitor may take control of any investigation, defense or settlement which could entail a risk of criminal liability to any Indemnitee. Upon the request of any Indemnitee, the Indemnitor shall use its best efforts to keep such Indemnitee reasonably apprised of the status of those aspects of such investigation and defense controlled by such Indemnitor and shall provide such information with respect thereto as such Indemnitee may reasonably request. The Indemnitees shall cooperate with the Indemnitor in all reasonable respects with respect thereto.

         SECTION V.6. Compensation and Expenses.SECTION V.6. Compensation and Expenses.SECTION V.6. Compensation and Expenses.SECTION V.6. Compensation and Expenses. (a) Compensation and Reimbursement. Except as otherwise provided in Sections 1.09(c) and this Section 5.06, no Partner or Affiliate of any Partner shall receive any salary, fee, or draw for services rendered to or on behalf of the Partnership or otherwise in its capacity as a Partner, nor shall any Partner or Affiliate of any Partner be reimbursed for any expenses incurred by such Partner or Affiliate on behalf of the Partnership or otherwise in its capacity as a Partner.

         (b) Management Fee. For services rendered to or on behalf of the Partnership in satisfaction of its duties and obligations under this Agreement, the General Partner shall be paid $500,000 per annum, quarterly in arrears, pro rata for any partial Fiscal Quarter.

         (c) Expenses. The General Partner may charge the Partnership, and shall be reimbursed, for any reasonable out-of-pocket expenses incurred in connection with the Partnership's business.


                                   ARTICLE VI
                            ROLE OF LIMITED PARTNERS

         SECTION VI.1. Rights or  Powers.SECTION  VI.1. Rights or Powers.SECTION
VI.1. Rights or Powers.SECTION VI.1. Rights or Powers. The Limited Partners shall not have any right or power to take part in the management or control of the Partnership or its business and affairs or to act for or bind the Partnership in any way. Notwithstanding the foregoing, the Limited Partners shall have all the rights and powers specifically set forth in this Agreement. A Limited Partner, any Affiliate thereof or an employee, stockholder, agent, director or officer of a Limited Partner or any Affiliate thereof, may also be an employee or agent of the Partnership or a stockholder, director or officer of the General Partner. The existence of these relationships and acting in such capacities will not result in a Limited Partner being deemed to be participating in the control of the business of the Partnership or otherwise affect the limited liability of any Limited Partner.

         SECTION VI.2. Voting Rights.SECTION VI.2. Voting Rights.SECTION VI.2. Voting Rights.SECTION VI.2. Voting Rights. The Limited Partners shall have the right to vote only on those matters specifically reserved for its vote (or a vote of the Partners) which are set forth in this Agreement and as required by the Act.

         SECTION VI.3. Procedure for Consent.SECTION VI.3. Procedure for Consent.SECTION VI.3. Procedure for Consent.SECTION VI.3. Procedure for Consent. In any circumstances requiring the approval or consent of any Limited Partner specified in this Agreement, such approval or consent may, except as expressly provided to the contrary in this Agreement, be given or withheld in the sole and absolute discretion of such Limited Partner. If the General Partner receives the necessary approval or consent of the Limited Partners to such action, the General Partner shall be authorized and empowered to implement such action without further authorization by any Limited Partner.


                                   ARTICLE VII
                         REPRESENTATIONS AND WARRANTIES

         SECTION VII.1. In General.SECTION VII.1. In General.SECTION VII.1. In General.SECTION VII.1. In General. As of the Closing Date, each of the Partners hereby makes each of the representations and warranties applicable to such Partner as set forth in Section 7.02, and such representations and warranties shall survive the execution of this Agreement.

         SECTION VII.2. Representations and Warranties.SECTION VII.2. Representations and Warranties.SECTION VII.2. Representations and Warranties.SECTION VII.2. Representations and Warranties. (a) Due Formation or Incorporation; Authorization of Agreement. Each Partner hereby represents and warrants that such Partner is a corporation or a partnership, as the case may be, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation as a partnership, as the case may be, and has the partnership or corporate power and authority to own its property and carry on its business as owned and carried on at the Closing Date. Each D&B Partner hereby represents and warrants that such Partner is duly licensed or qualified to do business and is in good standing in each of the jurisdictions in which the failure to be so licensed or qualified would have a Material Adverse Effect. Each Class A Limited Partner hereby represents and warrants that such Partner is duly licensed or qualified to do business and in good standing in each of the jurisdictions in which it would be required to be so licensed or qualified without regard to its being a Limited Partner in the Partnership and in which the failure to so qualify would have a Material Adverse Effect. Each Partner hereby represents and warrants that such Partner has the corporate or partnership power and authority to execute and deliver this Agreement and to perform its obligations hereunder. Each Partner hereby represents and warrants that the execution, delivery and performance by such Partner of this Agreement has been duly authorized by all necessary corporate or partnership action. Each Partner hereby represents and warrants that this Agreement constitutes the legal, valid and binding obligation of such Partner and is enforceable against such Partner in accordance with its terms.

         (b) No Conflict with Restrictions; No Default. Each Partner hereby represents and warrants that neither the execution and delivery by such Partner of this Agreement nor such Partner's performance and compliance with the terms and provisions hereof (i) will conflict with, violate or result in a breach of any of the terms, covenants, conditions or provisions of any law or governmental regulation in effect on the date hereof applicable to, or any order, writ, injunction, decree, determination or award of any court, governmental department, board, agency or instrumentality, domestic or foreign, or arbitrator directed to or binding on such Partner which conflict, violation or breach would have a Material Adverse Effect, (ii) will conflict with, violate, result in a breach of or constitute a default under any agreement or instrument to which such Partner is a party or by which such Partner is or may be bound or to which any of its properties or assets is subject which conflict, violation, breach or default would have a Material Adverse Effect, or any of the terms or provisions of the organizational documents or by-laws of such Partner, (iii) will conflict with, violate, result in a breach of, constitute a default under (whether with notice or lapse of time or both), accelerate or permit the acceleration of the performance required by, or require any consent, authorization or approval under any of the terms or provisions of any material indenture, mortgage, lease, agreement or instrument to which such Partner is a party or by which such Partner or such Partner's property or assets is or may be bound, or (iv) will result in the creation or imposition of any material lien upon any of the properties or assets of such Partner.

         (c) Governmental Authorizations. Each Partner hereby represents and warrants that no material registration, declaration or filing with, or consent, approval, license, permit or other authorization or order by, any governmental or regulatory authority, domestic or foreign, is required in connection with the valid execution, delivery and performance by such Partner of this Agreement.

         (d)      Litigation.

                  (i) Each D&B Partner hereby represents and warrants that (A) there are no actions, suits, proceedings or investigations pending or, to the knowledge of such Partner, threatened against or affecting such Partner or any of its respective properties, assets, rights or businesses, in any court or before or by any governmental department, board, agency or instrumentality, domestic or foreign, or any arbitrator which would (or, in the case of an investigation, could lead to any action, suit or proceeding, which would) reasonably be expected to impair such Partner's ability to perform its obligations under this Agreement or to have a Material Adverse Effect or bring into question the validity of this Agreement or the transactions contemplated hereby; and (B) such D&B Partner has not received any currently effective notice of any default, and such Partner is not in default, under any applicable order, writ, injunction, decree, permit, determination or award of any court, any governmental department, board, agency or instrumentality, domestic or foreign, or any arbitrator which would reasonably be expected to impair its ability to perform its obligations under this Agreement or to have a Material Adverse Effect.

                  (ii) Each Class A Limited Partner hereby represents and warrants that there is no action, suit, proceeding or investigation pending or, to the knowledge of such Partner, threatened against or affecting such Partner which seeks to question, delay or prevent the consummation of the transactions contemplated hereby.

         (e) Investment Company Act; Public Utility Holding Company Act. Each Partner hereby represents and warrants that (i) neither such Partner nor, as a result of the Partner's ownership of its Interest, is the Partnership an "investment company," within the meaning of the Investment Company Act of 1940, as amended and (ii) such Partner is not a "holding company," an "affiliate of a holding company," or a "subsidiary of a holding company" as defined in, or subject to regulation under, the Public Utility Holding Company Act of 1935, as amended.

         (f) Subsidiary. Each of Investing, DBI and Holding hereby represents and warrants that 100% of the capital stock of such Partner is owned, directly or indirectly, by D&B.

         (g) Investigation; Intent. Each Partner hereby represents and warrants that (i) such Partner is acquiring its Partnership Interest based upon its own investigation, and the exercise by such Partner of its rights and the performance of its obligations under this Agreement will be based upon its own investigation, analysis and expertise, (ii) its acquisition of its Partnership Interest is being made for its own account for investment, and not with a view to the sale or distribution thereof, and (iii) it intends to form a partnership for the purpose of making an economic profit from the transactions proposed to be entered into by the Partnership.

         (h) Capitalization of Class A Limited Partners. Each Class A Limited Partner hereby represents and warrants that at all times that it is a Partner such Class A Limited Partner shall satisfy each of the following requirements:

                  (i)      It shall not be an Affiliate of D&B;

                  (ii) It shall be capitalized with not less than three percent (3%) equity and:

                           (A) Such equity shall be subordinate to all outstanding debt of such Class A Limited Partner;

                           (B) Such equity shall not be funded with non-recourse debt that is collateralized by a pledge of such equity;

                           (C) If funded with recourse  debt,  the owner of such
                  equity shall have other assets whose value is at least equal to the value of such equity;

                           (D) Such equity shall not be backed by a letter of credit; and

                           (E) Such equity  shall not be the subject of residual
                  insurance or a residual guaranty, in either case that ensures recovery of such equity; and

                  (iii) Such Class A Limited Partner shall not make distributions in excess of its earnings determined in accordance with GAAP or pay fees in respect of the structuring of the transactions contemplated by this Agreement or pay costs incurred in connection with such transactions, in each case to the owners of its equity.

         (i) Transaction Fees. Each D&B Partner hereby represents and warrants that neither it nor any of its Affiliates shall pay any fees or other amounts to any Class A Limited Partner in respect of the transactions contemplated by this Agreement other than a fee to be paid by D&B to Utrecht on the first Business Day after the Closing Date and any amounts to be paid or distributed to the Class A Limited Partners pursuant to this Agreement.


                                  ARTICLE VIII
                          ACCOUNTING; BOOKS AND RECORDS


         SECTION VIII.1. Accounting; Books and Records.SECTION VIII.1. Accounting; Books and Records.SECTION VIII.1. Accounting; Books and Records.SECTION VIII.1. Accounting; Books and Records. (a) Maintenance of Books and Records. The Partnership shall maintain at its principal place of business or, upon notice to the Partners, at such other place as the General Partner shall determine, separate books of account for the Partnership which shall include a record of all costs and expenses incurred, all charges made, all credits made and received, and all income derived in connection with the conduct of the Partnership and the operation of its business in accordance with this Agreement.

         (b)      Accounting Methods.

                  (i) The Partnership shall use the accrual method of accounting in preparation of its annual reports and for tax purposes and shall keep its books and records accordingly.

                  (ii) All amounts payable under any agreement between the Partnership on the one hand and the Partners or their Affiliates on the other hand shall be treated as occurring between the Partnership and a Person who is not a Partner within the meaning of Section 707(a)(1) of the Code and such amounts payable by the Partnership to any Partner or its Affiliates shall be considered an expense or capital cost, as the case may be, of the Partnership for income tax and financial reporting purposes, and shall not be considered a distribution to such Partner including, without limitation, in maintaining such Partner's Capital Account, and any such amounts payable by any Partner or its Affiliates to the Partnership shall not be considered a contribution to the Partnership, including, without limitation, in maintaining such Partner's Capital Account.

         (c) Access to Books, Records, etc. Subject to Section 8.04, any Partner or any agents or representatives of such Partner, at the Partner's own expense and upon reasonable notice and with reasonable frequency, may examine any information it may reasonably request and make copies of and abstracts from the financial and operating records and books of account of the Partnership, and discuss the affairs, finances and accounts of the Partnership with the General Partner and its Responsible Officers, directors, officers and independent accountants of the Partnership, all at such reasonable times and as often as such Partner or any agents or representatives of such Partner may reasonably request. The rights granted to a Partner pursuant to this Section 8.01 are expressly subject to compliance by such Partner with the confidentiality procedures and guidelines of the Partnership, as such procedures and guidelines may be established from time to time.

         SECTION VIII.2. Reports.SECTION VIII.2. Reports.SECTION VIII.2. Reports.SECTION VIII.2. Reports. (a) In General. The General Partner shall be responsible for the preparation of financial reports of the Partnership and the coordination of financial matters of the Partnership with the Partnership's accountants. Each report delivered by the Partnership to the Partners pursuant to this Article VIII shall be accompanied by a representation of a Responsible Officer of the General Partner familiar with the affairs of the Partnership that
(x) such report has been prepared and fairly stated in all material respects in accordance with GAAP, or to the extent inconsistent therewith, in accordance with this Agreement, and (y) no Liquidating Event or Notice Event, or event which with notice or lapse of time or both would constitute a Liquidating Event or Notice Event (other than the Liquidating Event described in Section 12.01(a) or the Notice Event described in Section 14.01(a)) has occurred and is continuing or if any such event has occurred and is continuing, the action that the General Partner has taken or proposes to take with respect thereto.

         (b) Annual Reports. Within 120 days after the end of each Fiscal Year, the General Partner shall cause to be prepared and each Partner to be furnished with the following:
                  (i) A balance sheet as of the last day of such Fiscal Year and an income statement and statement of cash flows for the Partnership for such Fiscal Year and notes associated with each; and

                  (ii) A statement of the Partners' Capital Accounts and changes therein for such Fiscal Year.

         (c) Quarterly Reports. Within sixty (60) days after the close of each Fiscal Quarter beginning with the Fiscal Quarter ending June 30, 1997, the General Partner shall cause to be prepared and each Partner shall be furnished with a balance sheet as of the last day of such Fiscal Quarter and an income statement and a statement of cash flows for the Partnership for such Fiscal Quarter and the notes associated with each.

         (d) Retirement/Liquidation Date Reports. On the date on which any distribution is made pursuant to Section 10.08(b) in retirement of all or any portion of any Class A Limited Partner's Interest and on the date on which final distributions are made to the Partners pursuant to Section 12.02, the General Partner shall cause to be prepared and each Partner furnished with each of the following statements:

                  (i) A balance sheet as of the date of such distribution setting forth the aggregate Mark-to-Market Values for each of the following as individual line items: the Software and Databases, all Loans held by the Partnership and each Partnership Subsidiary, all Permitted Securities held by the Partnership and each Partnership Subsidiary and all Cash Equivalents (a "Mark-to-Market Balance Sheet"); and

                  (ii) A statement of the Partners' Capital Accounts as adjusted immediately prior to such distribution (x) in the case of distribution pursuant to Section 10.08(b), pursuant to Section 3.07 and Section 10.08(b), and (y) in the case of a distribution pursuant to Section 12.02, pursuant to Section 3.07 and Section 12.02.

         (e) Purchase Option Reports. The General Partner shall cause to be prepared and all Partners furnished with a statement of the Partners' Capital Accounts and a Mark-to-Market Balance Sheet (x) in the case of the exercise of the Purchase Option after delivery of a Liquidation Notice as a result of the occurrence of the Notice Event described in Section 14.01(a), on the fourth anniversary of the Closing Date, and setting forth the Mark-to-Market Values of the Permitted Assets as of such fourth anniversary, and (y) in all other cases, not later than the sixtieth (60th) day after the Election Date, and setting forth the Mark-to-Market Values of the Permitted Assets as of the date of delivery of such Mark-to-Market Balance Sheet (the date of delivery of the Mark-to-Market Balance Sheet pursuant to clause (x) or (y), the "Purchase Date").

         For purposes of this Section 8.02(e), the Partners' Capital Accounts shall be determined in accordance with Section 3.07 as of the Purchase Date taking into account (x) the adjustments to the Gross Asset Values of the Partnership's Property that would result from a determination of the value of the Partnership's Property in accordance with Section 10.08(b)(i) as of the Purchase Date, and (y) the allocation to the Partners' Capital Accounts that would result from an allocation pursuant to Article III of the Profits, Losses and other items of Partnership income, gain, loss or deduction for the period beginning on the first day of the Allocation Year during which the Purchase Date occurs and ending on the Purchase Date.

         SECTION VIII.3. Tax Matters.

         (a) (i) The General Partner is authorized to make any and all elections for federal, state, and local tax purposes including, without limitation, any election, if permitted by applicable law: (i) to adjust the basis of Partnership Property pursuant to Code Sections 754, 734(b) and 743(b), or comparable provisions of state or local law, in connection with Transfers of Partnership Interests and Partnership distributions; (ii) to extend the statute of limitations for assessment of tax deficiencies against the Partners with respect to adjustments to the Partnership's federal, state, or local tax returns; and
(iii) to the extent provided in Code Sections 6221 through 6231, to represent the Partnership and the Partners before taxing authorities or courts of competent jurisdiction in tax matters affecting the Partnership or the Partners in their capacities as Partners, and to file any tax returns and execute any agreements or other documents relating to or affecting such tax matters, including agreements or other documents that bind the Partners with respect to such tax matters or otherwise affect the rights of the Partnership and the Partners. The General Partner is specifically authorized to act as the "Tax Matters Partner" under the Code and in any similar capacity under state or local law.

                  (ii) The  General  Partner  shall give  prompt  notice to each
         Partner upon the receipt of (A) written notice that the Internal Revenue Service or any state or local taxing authority intends to examine the Partnership's income tax returns for any year; (B) written notice of commencement of an administrative proceeding at the Partnership level related to the Partnership under Section 6223 of the Code; (C) written notice or any final partnership administrative adjustment relating to the Partnership pursuant to a proceeding under
         Section 6223 of the Code; (D) any request from the Internal Revenue Service or any comparable state or local agency for waiver of any applicable statute of limitation with respect to the filing of any tax return by the Partnership; and (E) any Form 5701 or comparable state or local audit adjustment notices as soon as received, with copies of such notices provided to each Partner. In addition, each Partner will be notified of and allowed to attend any opening and closing conferences regarding any administrative proceeding at the Partnership level relating to the Partnership under Section 6223 of the Code, and the
         General Partner will provide copies to each Partner of any correspondence with the Internal Revenue Service or comparable state or local agency regarding legal positions taken on audit issues by the General Partner. Within ninety (90) days after receipt of notice of a final partnership administrative adjustment, the General Partner shall notify each Partner if it does not intend to file for judicial review with respect to such adjustment.

         (b) Necessary tax information shall be delivered to each Partner as soon as practicable after the end of each Fiscal Year of the Partnership but not later than ninety (90) days after the end of each Fiscal Year. The General Partner shall file tax returns for the Partnership prepared in accordance with the Code and the Regulations. Each Partner agrees that it will report all Partnership taxable income, gain, loss, deduction and credit for each Fiscal Year in the manner reflected on the Partnership's U.S. Partnership Return of Income (Form 1065) and related Schedule K-1 furnished to such Partner for such year.

         SECTION VIII.4. Proprietary Information.SECTION VIII.4. Proprietary Information.SECTION VIII.4. Proprietary Information.SECTION VIII.4. Proprietary Information. The Limited Partners shall not have access to (i) information which the General Partner reasonably believes to be in the nature of trade secrets or proprietary information, (ii) information the disclosure of which the General Partner in good faith believes is not in the best interest of the Partnership or could damage the Partnership or its business, (iii) any information subject to the attorney-client privilege and (iv) any information which is required by law or contract to be kept confidential; provided, however, nothing set forth in this Section 8.04 shall prevent any appraiser doing an appraisal performed in accordance with this Agreement from having access to proprietary information described in this Section 8.04 to the extent necessary to properly perform such appraisal and the General Partner shall provide such information to any such appraiser; provided, further, that such appraiser signs a confidentiality agreement reasonably acceptable to the General Partner.


                                   ARTICLE IX
                              AMENDMENTS; MEETINGS


         SECTION IX.1. Amendments.SECTION IX.1. Amendments.SECTION IX.1. Amendments.SECTION IX.1. Amendments. Amendments to this Agreement may be proposed by the General Partner or by any Limited Partner. Following such proposal, the General Partner shall submit to the Partners a verbatim statement of any proposed amendment if counsel for the Partnership shall have approved of the same in writing as to form, and the General Partner shall include in any such submission a recommendation as to the proposed amendment. The General Partner shall seek the written vote of the Partners on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. A proposed amendment shall be adopted and be effective as an amendment to this Agreement only if it receives the affirmative vote of the General Partner and a majority of the Class B Limited Partners, provided that, if any amendment would adversely affect any Class A Limited Partner, it must also receive the affirmative vote of such Class A Limited Partner.

         SECTION IX.2.  Meetings of the  Partners.SECTION  IX.2. Meetings of the
Partners.SECTION IX.2. Meetings of the Partners.SECTION IX.2. Meetings of the Partners. (a) Meetings of the Partners may be called by the General Partner and shall be called upon the written request of any other Partner. The call shall state the nature of the business to be transacted. Notice of any such meeting shall be given to all Partners not less than seven (7) Business Days nor more than thirty (30) days prior to the date of such meeting. Partners may vote in person, by proxy or by telephone at such meeting. Whenever the vote or consent of Partners is permitted or required under the Agreement, such vote or consent may be given at a meeting of Partners or may be given in accordance with the procedure prescribed in Section 9.03.

         (b) For the purpose of determining the Partners entitled to vote on, or to vote at, any meeting of the Partners or any adjournment thereof, the General Partner or the Partner requesting such meeting may fix, in advance, a date as the record date for any such determination. Such date shall not be more than thirty (30) days nor less than ten (10) days before any such meeting.

         (c) Each Partner may authorize any Person or Persons to act for it by proxy on all matters in which the Partner is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Partner or its attorney-in-fact. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Partner executing it.

         (d) Each meeting of Partners shall be conducted by the General Partner or such other Person as the General Partner may appoint pursuant to such rules for the conduct of the meeting as the General Partner or such other Person deems appropriate.

         SECTION IX.3. Unanimous Consent.SECTION IX.3. Unanimous Consent.SECTION
IX.3. Unanimous Consent.SECTION IX.3. Unanimous Consent. In the event the consent of the Partners is required for any action to be taken by the Partnership, such consent may be given at a meeting, which may be conducted by conference telephone call, or provided in writing executed by all the Partners.


                                    ARTICLE X
                             TRANSFERS OF INTERESTS

         SECTION X.1. Restriction on Transfers.SECTION X.1. Restriction on Transfers.SECTION X.1. Restriction on Transfers.SECTION X.1. Restriction on Transfers. Except as otherwise permitted by this Agreement, no Partner shall Transfer all or any portion of its Interest. Each Partner hereby acknowledges the reasonableness of the restrictions on Transfer imposed by this Agreement in view of the Partnership purposes and the relationship of the Partners. Accordingly, the restrictions on Transfer contained herein shall be specifically enforceable.

         SECTION X.2. Permitted Transfers.SECTION X.2. Permitted Transfers.SECTION X.2. Permitted Transfers.SECTION X.2. Permitted Transfers. Subject to the conditions and restrictions set forth in Section 10.03, a Partner may at any time Transfer all or any portion of its Interest to (i) any other Partner, (ii) any Wholly Owned Affiliate of a Partner including the transferor,
(iii) any Person approved by all the Partners, or (iv) in the case of any Class A Limited Partner, (A) any Person pursuant to Section 14.03, or (B) any Person to whom such Class A Limited Partner's Interest is Transferred as a result of a foreclosure under that certain Credit Agreement dated as of April 1, 1997 among Leiden, as Borrower, Utrecht, as Initial Lender and Coopereratieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, as Agent.

         Any Transfer permitted by this Section 10.02 shall be referred to in this Agreement as a "Permitted Transfer," and the Person to which the Interest is transferred shall be a "Permitted Transferee."

     SECTION X.3. Conditions to Permitted Transfers.SECTION X.3. Conditions to Permitted Transfers.SECTION X.3. Conditions to Permitted Transfers.SECTION X.3. Conditions to Permitted Transfers. A Transfer shall not be treated as a Permitted Transfer under Section 10.02 unless and until the following conditions are satisfied:
         (a) The transferor and transferee shall execute and deliver to the Partnership (i) such documents and instruments of conveyance as may be necessary or appropriate in the opinion of counsel to the Partnership to effect such Transfer and to confirm the agreement of the transferee to be bound by the provisions of this Article X, and (ii) except in the case of a Transfer to a Wholly Owned Affiliate of a D&B Partner, in the case of the transferee, a confidentiality agreement substantially in the form of the confidentiality agreement attached hereto as Exhibit C (the "Form Confidentiality Agreement"). In addition, unless the requirements of this sentence have been waived by the General Partner, the Partnership shall be reimbursed by the transferor and/or transferee for all costs and expenses that it reasonably incurs in connection with such Transfer.

         (b) The Transfer will not cause the Partnership to terminate for federal income tax purposes, and the transferor shall provide the Partnership an opinion of counsel to such effect. Such counsel and opinion shall be reasonably satisfactory to the General Partner, and the General Partner and the other Partners shall provide to such counsel any information available to the General Partner or to such other Partners, as the case may be, and relevant to such opinion.

         (c) The transferor and transferee shall furnish the Partnership with the transferee's taxpayer identification number, sufficient information to determine the transferee's initial tax basis in the Interests Transferred, and any other information reasonably necessary to permit the Partnership to file all required federal and state tax returns and other legally required information statements or returns. Without limiting the generality of the foregoing, the Partnership shall not be required to make any distribution otherwise provided for in this Agreement with respect to any Transferred Interests until it has received such information.

         (d) Such Transfer will be exempt from all applicable registration requirements and will not violate any applicable laws regulating the Transfer of securities, and, except in the case of a Transfer of Interests to another Partner or to a Wholly Owned Affiliate of any Partner, including the transferor, the transferor shall provide an opinion of counsel to such effect. Such counsel and opinion shall be reasonably satisfactory to the General Partner.

         (e) Such Transfer will not cause the Partnership to be deemed to be an "investment company" under the Investment Company Act of 1940, as amended and the transferor shall provide an opinion of counsel to such effect. Such counsel and opinion shall be reasonably satisfactory to the General Partner, and the General Partner and the other Partners shall provide to such counsel any information available to the General Partner or to such other Partners, as the case may be, and relevant to such opinion.

         (f) Except in the case of a Transfer to a Wholly Owned Affiliate of a D&B Partner, each Class A Limited Partner and the transferee of such Class A Limited Partner shall execute certificates substantially similar to the certificates (the "Form Transferor Certificate" and the "Form Transferee Certificate") attached hereto as Exhibit D-1 and Exhibit D-2, respectively.

         SECTION X.4. Prohibited Transfers.SECTION X.4. Prohibited Transfers.SECTION X.4. Prohibited Transfers.SECTION X.4. Prohibited Transfers. Any purported Transfer of Interests that is not a Permitted Transfer shall be null and void and of no effect whatever; provided that, if the Partnership is required to recognize a Transfer that is not a Permitted Transfer (or if the General Partner, in its sole discretion, elects to recognize a Transfer that is not a Permitted Transfer), the Interest Transferred shall be strictly limited to the transferor's rights to allocations and distributions as provided by this Agreement with respect to the Transferred Interests, which allocations and distributions may be applied (without limiting any other legal or equitable rights of the Partnership) to satisfy any debts, obligations, or liabilities for damages that the transferor or transferee of such Interests may have to the Partnership.

         In the case of a Transfer or attempted Transfer of Interests that is not a Permitted Transfer, the parties engaging or attempting to engage in such Transfer shall be liable to indemnify and hold harmless the Partnership and the other Partners from all cost, liability, and damage that any of such indemnified Persons may incur (including, without limitation, incremental tax liability and lawyers' fees and expenses) as a result of such Transfer or attempted Transfer and efforts to enforce the indemnity granted hereby.

         SECTION X.5. Rights of Unadmitted Assignees.SECTION X.5. Rights of Unadmitted Assignees.SECTION X.5. Rights of Unadmitted Assignees.SECTION X.5. Rights of Unadmitted Assignees. (a) In General. A Person who acquires one or more Interests but who is not admitted as a substituted Partner pursuant to
Section 10.06 shall be entitled only to allocations and distributions with respect to such Interests in accordance with this Agreement, but shall have no right to any information or accounting of the affairs of the Partnership, shall not be entitled to inspect the books or records of the Partnership, and shall not have any of the rights of a General Partner or a Limited Partner under the Act or this Agreement.

         (b) General Partner. A transferee who acquires a Partnership Interest from a General Partner under this Agreement by means of a Transfer that is permitted under this Article X, but who is not admitted as a General Partner, shall have no authority to act for or bind the Partnership, to inspect the Partnership's books, or otherwise to be treated as a General Partner. Following such a Transfer, the transferor shall not cease to be a General Partner of the Partnership and shall continue to be a General Partner until such time as the transferee is admitted as a General Partner.

         SECTION X.6. Admission as Substituted Partners.SECTION X.6. Admission as Substituted Partners.SECTION X.6. Admission as Substituted Partners.SECTION
X.6. Admission as Substituted Partners.  Subject to the other provisions of this
Article X, a transferee of Interests may be admitted to the Partnership as a substituted Partner only upon satisfaction of the conditions set forth below in this Section 10.06:

         (a) The Interests with respect to which the transferee is being admitted were acquired by means of a Permitted Transfer;

         (b) The transferee becomes a party to this Agreement as a Partner and executes such documents and instruments as the General Partner may reasonably request (including, without limitation, amendments to the Certificate) as may be necessary or appropriate to confirm such transferee as a Partner in the Partnership and such transferee's agreement to be bound by the terms and conditions of this Agreement;

         (c) The transferee pays or reimburses the Partnership for all reasonable legal, filing, and publication costs that the Partnership incurs in connection with the admission of the transferee as a Partner with respect to the Transferred Interests;

         (d) If the transferee is a partnership or a corporation, the transferee provides the Partnership with evidence satisfactory to counsel for the Partnership that such transferee has made each of the representations and undertaken each of the warranties described in Section 7.02 as of the date of the Transfer; and

         (e) In the event that the transferee of a Partnership Interest from any Partner is admitted under this Agreement, such transferee shall be deemed admitted to the Partnership as a substituted Partner immediately prior to the Transfer, and with respect to the transferee of a General Partner, such transferee shall continue the business of the Partnership without dissolution.

         SECTION    X.7.    Distributions    with    Respect   to    Transferred
Interests.SECTION    X.7.    Distributions    with   Respect   to    Transferred
Interests.SECTION X.7. Distributions with Respect to Transferred Interests.SECTION X.7. Distributions with Respect to Transferred Interests. If any Partnership Interest is sold, assigned, or Transferred in compliance with the provisions of this Article X, all distributions on or before the date of such Transfer shall be made to the transferor, and all distributions thereafter shall be made to the transferee. Solely for purposes of making such distributions, the Partnership shall recognize such Transfer not later than the end of the calendar month during which it is given notice of such Transfer; provided, however, that if the Partnership is given notice of a Transfer at least fourteen (14) days prior to the Transfer, the Partnership shall recognize such Transfer as of the date of such Transfer; and provided further, that if the Partnership does not receive a notice stating the date such Interest was Transferred and such other information as the General Partner may reasonably require within thirty (30) days after the end of the accounting period during which the Transfer occurs, all distributions shall be made to the Person who, according to the books and records of the Partnership, on the last day of the accounting period during which the Transfer occurs, was the owner of the Interest. Neither the Partnership nor the General Partner shall incur any liability for making distributions in accordance with the provisions of this
Section 10.07, whether or not the General Partner or the Partnership has knowledge of any Transfer of ownership of any Interest.

         SECTION X.8. Retirement of Class A Limited Partners' Interests in the Partnership; Determination of Mark-to-Market Values and Gross Asset Values.SECTION X.8. Retirement of Class A Limited Partners' Interests in the Partnership; Determination of Mark-to-Market Values and Gross Asset Values.SECTION X.8. Retirement of Class A Limited Partners' Interests in the Partnership; Determination of Mark-to-Market Values and Gross Asset Values.SECTION X.8. Retirement of Class A Limited Partners' Interests in the Partnership; Determination of Mark-to-Market Values and Gross Asset Values.

         (a)      In General.

                  (i) The General Partner may, at any time, elect to cause all or any portion of the Class A Limited Partners' Interests in the Partnership to be retired in accordance with this Section 10.08 by giving written notice of its election to the Partnership and to all other Partners; provided that:

                           (A) Any single distribution made to a Class A Limited
                  Partner in retirement of its Interest in accordance  with this
                  Section 10.08 shall not be less than the lesser of the amount necessary to retire the entire Interest of such Class A Limited Partner or $10,000,000 plus integral multiples of $1,000,000; and

                           (B) No  Liquidating  Event or Notice  Event (or event
                  which, with notice or lapse of time, or both, would constitute a Liquidating Event or Notice Event, other than the events described in Section 12.01(a) and Section 14.01(a)) shall have occurred and be continuing, immediately before or after giving effect to such retirement.

                  (ii)     Any notice  given  pursuant  to this  Section 10.08
                  (a)  (a  "Retirement  Notice")  shall include the following:

                           (A) Either a statement  that the entire  Interests of
                  the Class A Limited Partners are to be retired or a statement of the amount to be distributed in retirement of each Class A Limited Partner's Interest; and

                           (B) The  Retirement  Date (as defined in and selected
                  in accordance with Section 10.08(b)(iii)) on which retirement distributions shall be made to the Class A Limited Partners.



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         (b) Distributions Upon Retirement. In the event that any portion of the
Class A Limited Partner's Interests in the Partnership are retired pursuant to this Section 10.08, (x) the value of the Partnership's assets shall be determined in accordance with Section 10.08(b)(i) and the Gross Asset Values of all Partnership assets shall be adjusted pursuant to subparagraph (ii) of the definition of Gross Asset Value in Section 1.10 as of the applicable Retirement Date, and (y) Profits, Losses and other items of Partnership income, gain, loss or deduction for the period beginning on the first day of the Allocation Year during which the Retirement Date occurs and ending on the Retirement Date shall be allocated pursuant to Article III. On the applicable Retirement Date, the Partnership shall distribute to each Class A Limited Partner an amount of cash,
(A) in the event that the entire Interest of such Class A Limited Partner is to be retired, equal to the balance in such Class A Limited Partner's Capital Account immediately after giving effect to the adjustments and allocations required by the first sentence of this Section 10.08(b) and as reflected on the statement of Capital Accounts provided to the Partners pursuant to Section 8.02(d)(ii), or (B) in all other cases, equal to the amount stated in the applicable Retirement Notice.

                  (i) For purposes of  determining  the amount of any adjustment to the Gross Asset Values of Partnership assets pursuant to subparagraph (ii) of the definition of Gross Asset Value in Section 1.10, the value of each of the Permitted Assets will be determined in accordance with this Section 10.08(b)(i) (the "Mark-to-Market Value").

                           (A) The  Mark-to-Market  Value of any  Loan  shall be
                  equal to the par value of such Loan; provided that if there has occurred and is continuing any payment or other material default with respect to any such Loan at the time such value is being determined, the Mark-to-Market Value of such Loan shall be determined by an investment or commercial bank of national recognition selected by the General Partner with the consent of the Class A Limited Partner (which consent shall not be unreasonably withheld).

                           (B) The  Mark-to-Market  Value  of the  Software  and
                  Databases shall be determined by appraisal by Coopers & Lybrand or, if Coopers & Lybrand is unavailable or unwilling to do such appraisal, the Alternative Appraiser, in each case using substantially the same valuation methodology as was used in determining the initial Gross Asset Value of the Software and Databases.

                           (C)  The  Mark-to-Market  Value  of any  Cash or Cash
                  Equivalents   shall  be  valued  at  their   face  value  less
                  unamortized discounts and plus unamortized premium, if any.

                           (D)  The   Mark-to-Market   Value  of  any  Permitted
                  Security shall be equal to its Market Value.

                           (E) The Mark-to-Market Value of Partnership Subsidiary I Stock or Partnership Subsidiary II Stock shall be equal to the aggregate Mark-to-Market Values of all Permitted Assets held by Partnership Subsidiary I or Partnership Subsidiary II, as the case may be.

                           (F)  The   Mark-to-Market   Value  of  the   Computer
                  Equipment shall be determined by appraisal by Coopers & Lybrand or, if Coopers & Lybrand is unavailable or unwilling to do such appraisal, the Alternative Appraiser, in each case using substantially the same valuation methodology as was used in determining the initial Gross Asset Value of the Computer Equipment.

                  (ii) If all or any portion of the Class A Limited Partners' Interests in the Partnership are retired prior to the fourth anniversary of the Closing Date, the Partnership shall pay to each Class A Limited Partner on the applicable Retirement Date cash in an amount equal to such Class A Limited Partner's Early Liquidation Premium, if any. Amounts payable under this Section 10.08(b)(ii) shall be treated as guaranteed payments within the meaning of Code Section 707(c), shall be considered an expense of the Partnership for income tax purposes and an expense or capital item for financial reporting purposes, as the case may be, and shall not be considered a distribution of money to any Class A Limited Partner that would reduce its Capital Account.

                  (iii) In the event that the General Partner has elected to retire all or any portion of the Class A Limited Partners' Interests in the Partnership pursuant to Section 10.08(a), distributions shall be made to each Class A Limited Partner, and such portion of each Class A Limited Partner's Interest in the Partnership shall be retired, at 11:00 a.m. on the date (the "Retirement Date") specified in the Retirement Notice, which date shall not be less than five (5) Business Days or more than fifteen (15) Business Days after the date on which the Retirement Notice was given pursuant to Section 10.08(a).


                                   ARTICLE XI
               GENERAL PARTNER ARTICLE XI GENERAL PARTNER ARTICLE
                   ARTICLE XI GENERAL PARTNERGENERAL PARTNER

         SECTION XI.1. Covenant Not to Withdraw,  Transfer,  or Dissolve.SECTION
XI.1. Covenant Not to Withdraw, Transfer, or Dissolve.SECTION XI.1. Covenant Not to Withdraw, Transfer, or Dissolve.SECTION XI.1. Covenant Not to Withdraw, Transfer, or Dissolve. Except as otherwise permitted by this Agreement, the General Partner hereby covenants and agrees not to (i) take any action to file a certificate of dissolution or its equivalent with respect to itself, (ii) withdraw or attempt to withdraw from the Partnership, (iii) exercise any power under the Act to dissolve the Partnership, (iv) Transfer all or any portion of its Interest in the Partnership as a General Partner, or (v) petition for judicial dissolution of the Partnership. Further, the General Partner hereby covenants and agrees to continue to carry out the duties of the General Partner under this Agreement until the Partnership is dissolved and liquidated pursuant to Article XII.

         SECTION XI.2. Termination of Status as General Partner.SECTION XI.2. Termination of Status as General Partner.SECTION XI.2. Termination of Status as General Partner.SECTION XI.2. Termination of Status as General Partner. (a) The General Partner shall cease to be a General Partner upon the first to occur of
(i) the Bankruptcy of such Partner, (ii) the Transfer of the General Partner's entire Interest as a General Partner, provided that the transferee is admitted as a substituted General Partner pursuant to Section 10.06 hereof, (iii) the involuntary Transfer by operation of law of the General Partner's Interest in the Partnership, or (iv) the vote of all of the Partners to approve a request by the General Partner to withdraw. In the event the General Partner ceases to be a General Partner without having Transferred its entire Interest as a General Partner, such Person shall be treated as an unadmitted transferee of a Partnership Interest as a result of a Transfer (other than a Permitted Transfer) of an Interest pursuant to Section 10.04.

         If the General Partner ceases to be a Partner for any reason under this Agreement, such Person shall continue to be liable as a Partner for all debts and obligations of the Partnership existing at the time such Person ceases to be a General Partner, regardless of whether, at such time, such debts or liabilities were known or unknown, actual or contingent provided, however, that the assets of such Person shall be subject to the protection of Section 17-403(d) of the Act. A Person shall not be liable as a General Partner for Partnership debts and obligations arising after such Person ceases to be a General Partner. Any debts, obligations, or liabilities in damages to the Partnership of any Person who ceases to be a General Partner shall be collectible by any legal means and the Partnership is authorized, in addition to any other remedies at law or in equity, to apply any amounts otherwise distributable or payable by the Partnership to such Person to satisfy such debts, obligations, or liabilities.

         (b) If at the time a Person ceases to be a General Partner, such Person is also a Limited Partner with respect to Interests other than its Interest as a General Partner, such cessation shall not affect such Person's rights and obligations with respect to such Limited Partner Interests.

         SECTION XI.3. Election of New General Partners.SECTION XI.3. Election of New General Partners.SECTION XI.3. Election of New General Partners.SECTION
XI.3. Election of New General Partners. Provided the Partnership has one General Partner, any Partner may nominate one or more Persons described in Section 10.02 for election as additional General Partners; provided that any such Person satisfies the requirements in Sections 10.03 and 10.06 applicable to the transferee in a Permitted Transfer and the admission of a transferee as a substituted General Partner. The election of an additional General Partner shall require an affirmative vote of all of the Partners.


                                   ARTICLE XII
             DISSOLUTION AND WINDING UP ARTICLE XII DISSOLUTION AND
  ARTICLE XII ARTICLE XII DISSOLUTION AND WINDING UPDISSOLUTION AND WINDING UP

     SECTION XII.1. Liquidating Events.SECTION XII.1. Liquidating Events.SECTION
XII.1. Liquidating Events.SECTION XII.1. Liquidating Events. The Partnership shall dissolve and commence winding up and liquidating upon the first to occur of any of the following ("Liquidating Events"):

                  (a)      The twentieth anniversary of the Closing Date;

                  (b) The date on which, pursuant to Section 14.02, a Liquidation Notice becomes effective to cause a Notice Event to become a Liquidating Event;

                  (c) In the event any one or more of the D&B Partners has elected pursuant to Section 14.03 to purchase any Class A Limited Partner's Interest, the failure of any of such D&B Partners, or their designees, to pay the Purchase Price as required pursuant to such
         Section 14.03;

                  (d) The unanimous vote of the Partners to dissolve, wind up, and liquidate the Partnership;

                  (e) The happening of any other event that makes it unlawful, impossible, or impractical to carry on the business of the Partnership or the Delaware Court of Chancery has entered a decree pursuant to
         Section 17-802 of the Act, and such decree has become final; or

                  (f) The withdrawal or removal of the General Partner, the assignment by the General Partner of its entire Interest in the Partnership or any other event that causes the General Partner to cease to be a general partner under the Act; provided that any such event shall not constitute a Liquidating Event if the Partnership is continued pursuant to this Section 12.01.

The Partners hereby agree that, notwithstanding any provision of the Act or the Delaware Uniform Partnership Act, the Partnership shall not dissolve prior to the occurrence of a Liquidating Event. Upon the occurrence of any event set forth in Section 12.01(f) (so long as no other Liquidating Event has occurred), the Partnership shall not be dissolved or required to be wound up if at the time of such event there is at least one remaining General Partner and that General Partner carries on the business of the Partnership (any such remaining General Partner being hereby authorized to carry on the business of the Partnership). If at such time there is not at least one remaining General Partner or the remaining General Partner does not carry on the business of the Partnership, the Partnership shall be liquidated in accordance with this Article XII.

         SECTION XII.2. Winding Up.SECTION XII.2. Winding Up.SECTION XII.2. Winding Up.SECTION XII.2. Winding Up. Upon the occurrence of a Liquidating Event, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Partners, and no Partner shall take any action with respect to the Partnership that is inconsistent with the winding up of the Partnership's business and affairs; provided that all covenants contained in this Agreement and obligations provided for in this Agreement shall continue to be fully binding upon the Partners until such time as the Partnership Property has been distributed pursuant to this Section 12.02 and the Certificate has been canceled pursuant to the Act. The Liquidator shall be responsible for overseeing the winding up and dissolution of the Partnership. The Liquidator shall take full account of the Partnership's liabilities and Partnership Property and, except as otherwise provided in Section 12.03, shall, within sixty (60) days of the occurrence of a Liquidating Event cause the Partnership Property or the proceeds from the sale or disposition thereof (as determined pursuant to Section 12.10), to the extent sufficient therefor, to be applied and distributed, to the maximum extent permitted by law and notwithstanding anything in this Agreement to the contrary, in the following order:

                  (a) First, to creditors (including the Class A Limited Partners to the extent such Partners are creditors, to the extent otherwise permitted by law) other than the D&B Partners and their Affiliates, in satisfaction of all of the Partnership's debts and liabilities (including claims and obligations as required by Section 17-804(b) of the Act) other than liabilities for which reasonable provision for payment has been made and liabilities for distributions to Partners under Section 17-601 or 17-604 of the Act;

                  (b) Second, to the Class A Limited Partners in an amount equal to the amount of any Early Liquidation Premium that is then due and unpaid;

                  (c) Third, to the payment and discharge of all of the Partnership's debts and liabilities to the D&B Partners and their Affiliates to the extent adequate provision therefor has not been made; and

                  (d) The balance,  if any, to the Partners in  accordance  with
         their   positive   Capital   Accounts,   after  giving  effect  to  all
         contributions, distributions, and allocations for all periods.

In the event that any payment or distribution made under this Section 12.02 is made in-kind, the amount of the payment or distribution will be equal to the Mark-to-Market Value of the Partnership Property paid or distributed at the time of such payment or distribution.

The General Partner shall not receive any additional compensation for any services performed pursuant to this Article XII.

The D&B Partners  understand  and agree that by accepting the provisions of this
Section 12.02 setting forth the priority of the distribution of the assets of the Partnership to be made upon its liquidation, the D&B Partners expressly waive any right which they, as creditors of the Partnership, might otherwise have under the Act to receive distributions of assets pari passu with the other creditors of the Partnership in connection with a distribution of assets of the Partnership in satisfaction of any liability of the Partnership, and hereby subordinate to said creditors any such right.

         SECTION XII.3. Restoration of Deficit Capital Accounts; Compliance With Timing Requirements of Regulations.SECTION XII.3. Restoration of Deficit Capital Accounts; Compliance With Timing Requirements of Regulations.SECTION XII.3. Restoration of Deficit Capital Accounts; Compliance With Timing Requirements of Regulations.SECTION XII.3. Restoration of Deficit Capital Accounts; Compliance With Timing Requirements of Regulations. In the event the Partnership is "liquidated" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), (x) distributions shall be made pursuant to this Article XII to the Partners who have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2), and (y) if the General Partner's Capital Account has a deficit balance (after giving effect to all contributions, distributions, and allocations for all taxable years, including the taxable year during which such liquidation occurs), the General Partner shall contribute to the capital of the Partnership the amount necessary to restore such deficit balance to zero in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(3). If any Limited Partner has a deficit balance in its Capital Account (after giving effect to all contributions, distributions and allocations for all taxable years, including the taxable year during which such liquidation occurs), such Limited Partner shall have no obligation to make any contribution to the capital of the Partnership with respect to such deficit, and such deficit shall not be considered a debt owed to the Partnership or to any other Person for any purpose whatsoever. In the discretion of the Liquidator, with the consent of the Class A Limited Partners, a portion (determined in the manner provided below) of the distributions that may otherwise be made to the Partners pursuant to this
Article XII may be:

                  (a) Distributed to a trust established for the benefit of the Partners solely for the purposes of liquidating Partnership Property, collecting amounts owed to the Partnership, and paying any contingent or unforeseen liabilities or obligations of the Partnership or of the General Partner arising out of or in connection with the Partnership. The assets of any such trust shall be distributed to the Partners from time to time, in the reasonable discretion of the Liquidator, in the same proportions (as determined below) as the amount distributed to such trust by the Partnership would otherwise have been distributed to the Partners pursuant to Section 12.02; or

                  (b) Withheld to provide a reasonable reserve for Partnership liabilities (contingent or otherwise) and to allow for the collection of the unrealized portion of any installment obligations owed to the Partnership, provided that such withheld amounts shall be distributed to the Partners as soon as practicable.

The portion of the distributions that would otherwise have been made to each of the Partners that is instead distributed to a trust pursuant to Section 12.03(a) or withheld to provide a reserve pursuant to Section 12.03(b) shall be determined in the same manner as the expense or deduction would have been allocated if the Partnership had realized an expense equal to such amounts immediately prior to distributions being made pursuant to Section 12.02.

         SECTION XII.4. Deemed Distribution and Recontribution.SECTION XII.4. Deemed Distribution and Recontribution.SECTION XII.4. Deemed Distribution and Recontribution.SECTION XII.4. Deemed Distribution and Recontribution. In the event the Partnership is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g) but no Liquidating Event has occurred, the Partnership Property shall not be liquidated, the Partnership's liabilities shall not be paid or discharged, and the Partnership's affairs shall not be wound up. Instead, solely for federal income tax purposes, the Partnership shall be deemed to have distributed the Partnership Property in-kind to the Partners, who shall be deemed to have taken subject to all Partnership liabilities, all in accordance with their respective Capital Accounts. Immediately thereafter, the Partners shall be deemed to have recontributed the Partnership Property in-kind to the Partnership, which shall be deemed to have taken subject to all such liabilities.

         SECTION XII.5. Rights of Partners.SECTION XII.5. Rights of Partners.SECTION XII.5. Rights of Partners.SECTION XII.5. Rights of Partners. Each Partner shall look solely to the Partnership Property for the return of its Capital Contribution and, except as otherwise provided in Section 12.10, shall have no right or power to demand or receive property other than cash from the Partnership.

         SECTION  XII.6.   Notice  of   Dissolution.SECTION   XII.6.  Notice  of
Dissolution.SECTION XII.6. Notice of Dissolution.SECTION XII.6. Notice of Dissolution. In the event a Liquidating Event occurs or an event occurs that would, but for provisions of Section 12.01, result in a dissolution of the Partnership, the General Partner shall, within thirty (30) days thereafter, provide written notice thereof to each of the Partners and to all other parties with whom the Partnership regularly conducts business (as determined in the discretion of the General Partner) and shall publish notice thereof in a newspaper of general circulation in each place in which the Partnership regularly conducts business (as determined in the discretion of the General Partner).

         SECTION   XII.7.   Liquidation   Guaranteed    Payment.SECTION   XII.7.
Liquidation Guaranteed Payment.SECTION XII.7. Liquidation Guaranteed Payment.SECTION XII.7. Liquidation Guaranteed Payment. On the date on which all of the assets of the Partnership are distributed to the Partners pursuant to
Section 12.02, the Partnership shall pay to each Class A Limited Partner an amount equal to such Class A Limited Partner's Early Liquidation Premium, if any. Amounts payable under this Section 12.07 shall be paid in cash, unless, at such time as the Partnership has failed to pay all or any portion of such amount then due and payable, the Class A Limited Partners elect to have such amounts paid in-kind. In the event the Class A Limited Partners have made such an election, such payments shall be made in the form of Loans and/or Cash
Equivalents (as determined by the Class A Limited Partners in their sole discretion subject only to the Partnership holding any such asset in the amounts requested) with an aggregate Mark-to-Market Value equal to the amount due and payable. In addition, amounts payable under this Section 12.07 shall be treated as guaranteed payments within the meaning of Code Section 707(c), shall be considered an expense of the Partnership for income tax purposes and an expense or capital item for financial reporting purposes, as the case may be, and shall not be considered a distribution to any Class A Limited Partner for all purposes of this Agreement, including, without limitation, in maintaining any Class A Limited Partner's Capital Account.

         SECTION XII.8. Character of Liquidating Distributions.SECTION XII.8. Character of Liquidating Distributions.SECTION XII.8. Character of Liquidating Distributions.SECTION XII.8. Character of Liquidating Distributions. All payments made in liquidation of the Interest of a retiring Partner (whether pursuant to Article X or Article XII) shall be made in exchange for the interest of such Partner in Partnership Property pursuant to Section 736(b)(1) of the Code, including the interest of such Partner in Partnership goodwill.

         SECTION XII.9. The  Liquidator.SECTION  XII.9.  The  Liquidator.SECTION
XII.9. The Liquidator.SECTION XII.9. The Liquidator. The "Liquidator" shall mean the General Partner, provided that, if at the time a Liquidating Event has occurred there is no remaining General Partner, the "Liquidator" shall be appointed by the Class A Limited Partners.
         SECTION XII.10. Form of Liquidating Distributions.SECTION XII.10. Form of Liquidating Distributions.SECTION XII.10. Form of Liquidating Distributions.SECTION XII.10. Form of Liquidating Distributions. (a) In general. Except as provided in this Section 12.10, for purposes of making distributions required by Section 12.02, the Liquidator may determine whether to distribute all or any portion of the Partnership Property in-kind or to sell all or any portion of the Partnership Property and distribute the proceeds therefrom, provided that the Liquidator shall not distribute Partnership Property other than cash to any Class A Limited Partner without its consent, and the Liquidator shall be required to reduce the Partnership Property to cash to the extent necessary to make distributions to the Class A Limited Partners pursuant to
Section 12.02 in cash.

         (b) Class A Limited Partner In-Kind Election. At the election of the Class A Limited Partners, the Liquidator may be required to distribute all of the Partnership Property in-kind. In such event, the Property to be distributed to each Partner shall be determined by the Liquidator; provided that, subject to
Section  12.10(c),  distribution  of any  Partnership  Property  to any  Class A
Limited Partner other than Loans or Cash Equivalents shall require the consent of all of the Partners.

         (c) Other Permitted Assets. In no event shall the Software and Databases be distributed to the Class A Limited Partners in kind.


                                  ARTICLE XIII
                                POWER OF ATTORNEY

         SECTION XIII.1. General Partner as Attorney-In-Fact.SECTION XIII.1. General Partner as Attorney-In-Fact.SECTION XIII.1. General Partner as Attorney-In-Fact.SECTION XIII.1. General Partner as Attorney-In-Fact. Each
Partner hereby makes, constitutes, and appoints the General Partner, each successor General Partner, and the Liquidator, severally, with full power of substitution and resubstitution, its true and lawful attorney-in-fact for it and in its name, place, and stead and for its use and benefit, to sign, execute, certify, acknowledge, swear to, file, publish and record (i) all certificates of limited partnership, amended name or similar certificates, and other certificates and instruments (including counterparts of this Agreement) which the General Partner or Liquidator may deem necessary to be filed by the Partnership under the laws of the State of Delaware or any other state or jurisdiction in which the Partnership is doing or intends to do business, (ii) any and all amendments, restatements or changes to this Agreement and the instruments described in (i), as now or hereafter amended, which the General Partner may deem necessary to effect a change or modification of the Partnership approved by the Partners in accordance with the terms of this Agreement, including, without limitation, amendments, restatements or changes to reflect
(A) the exercise by the General Partner of any power granted to it under this Agreement, (B) any amendments adopted by the Partners in accordance with the terms of this Agreement; (C) the admission of any substituted Partner, and (D) the disposition by any Partner of its Interest in the Partnership, (iii) all certificates of cancellation and other instruments which the General Partner or Liquidator deem necessary or appropriate to effect the dissolution and termination of the Partnership pursuant to the terms of this Agreement, and (iv) any other instrument which is now or may hereafter be required by law to be filed on behalf of the Partnership or is deemed necessary by the General Partner or Liquidator to carry out fully the provisions of this Agreement in accordance with its terms. Each Partner authorizes each such attorney-in-fact to take any further action which such attorney-in-fact shall consider necessary in connection with any of the foregoing, hereby giving each such attorney-in-fact full power and authority to do and perform each and every act or thing whatsoever requisite to be done in connection with the foregoing as fully as such Partner might or could do personally, and hereby ratifying and confirming all that any such attorney-in-fact shall lawfully do or cause to be done by virtue thereof or hereof.

     SECTION XIII.2. Nature of Special Power.SECTION XIII.2. Nature of Special Power.SECTION XIII.2. Nature of Special Power.SECTION XIII.2. Nature of Special Power. The power of attorney granted pursuant to this Article XIII:

                  (a) Is a special power of attorney coupled with an interest and is irrevocable;

                  (b) May be exercised by any such attorney-in-fact by listing the Partners executing any agreement, certificate, instrument, or other document with the single signature of any such attorney-in-fact acting as attorney-in-fact for such Partners; and

                  (c) Shall survive and not be affected by the subsequent Bankruptcy, insolvency, dissolution, or cessation of existence of a Partner and shall survive the delivery of an assignment by a Partner of the whole or a portion of its Interest in the Partnership (except that where the assignment is of such Partner's entire Interest in the Partnership and the assignee is admitted as a substituted Partner, the power of attorney shall survive the delivery of such assignment for the sole purpose of enabling any such attorney-in-fact to effect such substitution) and shall extend to such Partner's or assignee's successors and assigns.


                                   ARTICLE XIV
                              NOTICE EVENTS ARTICLE

     SECTION XIV.1. Notice Events.SECTION XIV.1. Notice Events.SECTION XIV.1. Notice Events.SECTION XIV.1. Notice Events. In the event that any of the following events ("Notice Events") shall occur, the Partners shall have the rights described in Section 14.02:

                  (a) The occurrence of the 110th day prior to the fourth anniversary of the Closing Date;

                  (b) The General Partner, DBI or D&B shall (i) fail to remain in substantial compliance with the terms, covenants and obligations required on its part to be performed or observed under Sections 5.04(a) and 5.04(b), or (ii) fail to perform or observe any material term, covenant or obligation on its part to be performed or observed (except such terms, covenants or obligations as are described in clause (i) above) under (A) this Agreement (except for specific violations the cure periods for which are specifically provided for as Notice Events hereunder), (B) the Lease Agreement, or (C) the D&B Guaranty, in each case if such failure under either clause (i) or clause (ii) of this
         Section 14.01(b) is not cured within thirty (30) days of a Responsible Officer obtaining actual knowledge of such failure;

                  (c) The failure of the Partnership to distribute to each Class A Limited Partner in immediately available funds on the last Business Day of each Fiscal Quarter an amount equal to the remainder, if any, of
         (i) the cumulative Priority Return of such Class A Limited Partner from the Closing Date to the last Business Day of the Fiscal Quarter during which such distribution is made, minus (ii) all prior distributions to such Class A Limited Partner pursuant to Section 4.01, if such failure is not cured within ten (10) Business Days of receipt by the General Partner of notice thereof;

                  (d) The Bankruptcy of the Partnership, the General Partner, DBI or D&B; and

                  (e)      A D&B Event shall occur.

         SECTION XIV.2. Liquidation Notice.SECTION XIV.2. Liquidation Notice.SECTION XIV.2. Liquidation Notice.SECTION XIV.2. Liquidation Notice. (a) Liquidation Notice. At any time on or after the occurrence of a Notice Event, each Class A Limited Partner may elect to cause such Notice Event to result in a Liquidating Event by delivering to the General Partner a notice (a "Liquidation Notice") of such election; provided that: (i) such Notice Event shall not result in a Liquidating Event until the expiration of ten (10) Business Days following such delivery, (ii) such Class A Limited Partner may rescind such Liquidation Notice by delivering to the General Partner a notice prior to such tenth (10th) Business Day, and (iii) a Liquidation Notice automatically will be deemed rescinded upon the election within such ten (10) Business Day period by any one or more of the D&B Partners pursuant to the Purchase Option to purchase all Class A Limited Partners' Interests.

         SECTION XIV.3. Electing Partners' Purchase Option.SECTION XIV.3. Electing Partners' Purchase Option.SECTION XIV.3. Electing Partners' Purchase Option.SECTION XIV.3. Electing Partners' Purchase Option. (a) Election of
Purchase Option. Any one or more of the D&B Partners or their designees (referred to in this Section 14.03 as the "Electing Partners") may elect pursuant to a purchase option (the "Purchase Option") to purchase the Class A Limited Partners' entire Interests in such proportions as they shall agree (i) within the ten (10) Business Day period prior to the effectiveness of any Liquidation Notice delivered to the General Partner pursuant to Section 14.02, or (ii) at any time after the fourth anniversary of the Closing Date upon ten
(10) Business Days' prior notice (the "Election Notice"). The day on which a Liquidation Notice is delivered to the General Partner shall be the "Election Date," provided that, if no Liquidation Notice has been delivered, the day on which the Election Notice is given shall be the "Election Date." An Election Notice given pursuant to this Section 14.03 shall be irrevocable and binding on the Electing Partners.

         (b) Purchase Price. The purchase price (the "Purchase Price") of each Class A Limited Partner's Interest shall equal the sum of (A) the balance in such Class A Limited Partner's Capital Account as stated on the statement of Capital Accounts determined in accordance with this Agreement and provided to the Partners pursuant to Section 8.02(e); and (B) an amount equal to such Class A Limited Partner's Early Liquidation Premium, if any.

         (c) Purchase. (i) The Purchase Price shall be payable in immediately available funds, and the closing of the purchase and sale of each Class A Limited Partner's Interest shall occur, on the Purchase Date.

                  (ii) The closing shall occur at such place as is mutually agreeable to the Partners, or upon the failure to agree, at the principal place of business of the Partnership. On the Purchase Date, each Class A Limited Partner shall deliver to the Electing Partners good title, free and clear of any liens, claims, encumbrances, security interests or options, to its Interest thus purchased. The Electing Partners shall remain obligated to pay any and all reasonable out-of-pocket expenses (including attorneys' fees and expenses) incurred by each Class A Limited Partner in enforcing any rights under this Section 14.03.

                  (iii) On the Purchase Date, the Partners shall execute such documents and instruments of conveyance as may be necessary or appropriate to effectuate the transaction contemplated hereby, including, without limitation, the Transfer of the Interests of the Class A Limited Partners. The reasonable costs of such Transfer and closing, including, without limitation, attorneys' fees and filing fees, shall be paid by the Electing Partners.

         (d) Treatment as Purchase Under Section 741. The Partners agree to treat the Transfer of the Class A Limited Partners' Interests to the Electing Partners pursuant to this Section 14.03 as a purchase and sale under Section 741 of the Code and not as a retirement under Section 736 of the Code.


                                   ARTICLE XV
                                  MISCELLANEOUS

         SECTION XV.1. Notices.SECTION XV.1. Notices.SECTION XV.1. Notices.SECTION XV.1. Notices. Any notice, payment, demand, or communication required or permitted to be given by any provision of this Agreement shall be in writing or by facsimile and shall be deemed to have been delivered, given, and received for all purposes (i) if delivered personally to the Person or to an officer of the Person to whom the same is directed, or (ii) when the same is actually received, if sent either by registered or certified mail, postage and charges prepaid, or by facsimile, if such facsimile is followed by a hard copy of the facsimiled communication sent by registered or certified mail, postage and charges prepaid, addressed as follows, or to such other address as such Person may from time to time specify by notice to the Partners:

     (a) If to the Partnership, to the address set forth in the first sentence of Section 1.04, with a copy sent to the General Partner at its address set forth in Section 2.01;
     (b) If to the General Partner, to the addresses set forth in Section 2.01; and
     (c) If to any Limited Partner, to its address set forth in Section 2.02.

Any such notice shall be deemed to be delivered, given, and received for all purposes as of the date so delivered, if delivered personally, or otherwise as of the date on which the same was received. Any Person may from time to time specify a different address by notice to the Partnership and the Partners.

         SECTION XV.2. Binding Effect.SECTION XV.2. Binding Effect.SECTION XV.2. Binding Effect.SECTION XV.2. Binding Effect. Except as otherwise provided in this Agreement, every covenant, term, and provision of this Agreement shall be binding upon and inure to the benefit of the Partners and their respective successors, transferees and assigns.

     SECTION XV.3. Construction.SECTION XV.3. Construction.SECTION XV.3. Construction.SECTION XV.3. Construction. Every covenant, term, and provision of this Agreement shall be construed simply according to its fair meaning and not strictly for or against any Partner.
     SECTION XV.4. Headings.SECTION XV.4. Headings.SECTION XV.4. Headings.SECTION XV.4. Headings. Section and other headings contained in this Agreement are for reference purposes only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provision of this Agreement.

         SECTION XV.5. Severability.SECTION XV.5. Severability.SECTION XV.5. Severability.SECTION XV.5. Severability. Except as otherwise provided in the succeeding sentence, every provision of this Agreement is intended to be severable, and, if any term or provision of this Agreement is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity or legality of the remainder of this Agreement. The preceding sentence of this Section 15.05 shall be of no force or effect if the consequence of enforcing the remainder of this Agreement without such illegal or invalid term or provision would be to cause any Partner to lose the benefit of its economic bargain.

     SECTION   XV.6.   Variation   of   Pronouns.SECTION   XV.6.   Variation  of
Pronouns.SECTION XV.6. Variation of Pronouns.SECTION XV.6. Variation of Pronouns. All pronouns and any variations thereof shall be deemed to refer to masculine, feminine, or neuter, singular or plural, as the identity of the Person or Persons may require.

     SECTION XV.7. Governing Law.SECTION XV.7. Governing Law.SECTION XV.7. Governing Law.SECTION XV.7. Governing Law. The laws of the State of Delaware shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the Partners.

         SECTION XV.8. Waiver of Action for Partition.SECTION XV.8. Waiver of Action for Partition.SECTION XV.8. Waiver of Action for Partition.SECTION XV.8. Waiver of Action for Partition. Each of the Partners irrevocably waives any right that it may have to maintain any action for partition with respect to any of the Partnership Property.

         SECTION XV.9. Waiver of Jury Trial.SECTION XV.9. Waiver of Jury Trial.SECTION XV.9. Waiver of Jury Trial.SECTION XV.9. Waiver of Jury Trial. Each of the Partners irrevocably waives to the extent permitted by law all rights to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

         SECTION XV.10. Consent to Jurisdiction.SECTION XV.10. Consent to Jurisdiction.SECTION XV.10. Consent to Jurisdiction.SECTION XV.10. Consent to Jurisdiction. Each Partner (i) irrevocably submits to the jurisdiction of any New York State or Delaware State court or Federal court sitting in New York County or Wilmington, Delaware in any action arising out of this Agreement, (ii) agrees that all claims in such action may be decided in such court, (iii) waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum, and (iv) consents to the service of process by mail. A final judgment in any such action shall be conclusive and may be enforced in other jurisdictions. Nothing herein shall affect the right of any party to serve legal process in any manner permitted by law or affect its right to bring any action in any other court.

     SECTION XV.11. Counterpart Execution.SECTION XV.11. Counterpart Execution.SECTION XV.11. Counterpart Execution.SECTION XV.11. Counterpart Execution. This Agreement may be executed in any number of counterparts with the same effect as if all of the Partners had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

         SECTION XV.12. Sole and Absolute Discretion.SECTION XV.12. Sole and Absolute Discretion.SECTION XV.12. Sole and Absolute Discretion.SECTION XV.12. Sole and Absolute Discretion. Except as otherwise provided in this Agreement, all actions which the General Partner may take and all determinations which the General Partner may make pursuant to this Agreement may be taken and made at the sole and absolute discretion of the General Partner.

         SECTION XV.13. Specific Performance.SECTION XV.13. Specific Performance.SECTION XV.13. Specific Performance.SECTION XV.13. Specific Performance. Each Partner agrees with the other Partners that the other Partners would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event. Accordingly, it is agreed that, in addition to any other remedy to which the nonbreaching Partners may be entitled, at law or in equity, the nonbreaching Partners shall be entitled to injunctive relief to prevent breaches of the provisions of this Agreement and specifically to enforce the terms and provisions of this Agreement in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction thereof.


                  IN WITNESS WHEREOF, the parties have entered into this Amended and Restated Agreement of Limited Partnership as of the day first above set forth.


                                        [signatures follow on separate pages]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                 GENERAL PARTNER:


                                                 DUNS INVESTING VII CORPORATION



                                                   By:
                                                          Name:
                                                          Title:





























              THIS IS A SIGNATURE PAGE TO THE AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP OF
                               D&B INVESTORS L.P.
                    AND IS EXECUTED BY THE PARTY NAMED ABOVE.

                                                     LIMITED PARTNERS:

                                                     DUN & BRADSTREET, INC.



                                                     By:
                                                          Name:
                                                          Title:






























              THIS IS A SIGNATURE PAGE TO THE AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP OF
                               D&B INVESTORS L.P.
                    AND IS EXECUTED BY THE PARTY NAMED ABOVE.

                                                     DUNS HOLDING, INC.



                                                     By:
                                                          Name:
                                                          Title:































              THIS IS A SIGNATURE PAGE TO THE AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP OF
                               D&B INVESTORS L.P.
                    AND IS EXECUTED BY THE PARTY NAMED ABOVE.

                                                     UTRECHT-AMERICA FINANCE CO.



                                                     By:
                                                          Name:
                                                          Title:
































              THIS IS A SIGNATURE PAGE TO THE AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP OF
                               D&B INVESTORS L.P.
                    AND IS EXECUTED BY THE PARTY NAMED ABOVE.
                                  LEIDEN, INC.



                                                     By:
                                                          Name:
                                                          Title:
































              THIS IS A SIGNATURE PAGE TO THE AMENDED AND RESTATED
                       AGREEMENT OF LIMITED PARTNERSHIP OF
                               D&B INVESTORS L.P.
                    AND IS EXECUTED BY THE PARTY NAMED ABOVE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                 EXECUTION COPY









                              AMENDED AND RESTATED
                                  AGREEMENT OF
                               LIMITED PARTNERSHIP

                                       Of

                               D&B INVESTORS L.P.,

                         A Delaware Limited Partnership

                                  By and Among


                         DUNS INVESTING VII CORPORATION
                             DUN & BRADSTREET, INC.
                               DUNS HOLDING, INC.
                           UTRECHT-AMERICA FINANCE CO.
                                       AND
                                  LEIDEN, INC.

                                TABLE OF CONTENTS


                                                                        Page


ARTICLE I THE PARTNERSHIP...................................................1

SECTION 1.01. Formation.....................................................1
SECTION 1.02. Name..........................................................1
SECTION 1.03. Purpose.......................................................1
SECTION 1.04. Principal Place of Business...................................2
SECTION 1.05. Term..........................................................2
SECTION 1.06. Filings; Agent for Service of Process.........................2
SECTION 1.07. Title to Partnership Property.................................2
SECTION 1.08. Payments of Individual Obligations............................3
SECTION 1.09. Independent Activities; Transactions with Affiliates..........3
SECTION 1.10. Definitions...................................................4
SECTION 1.11. Other Terms...................................................19

ARTICLE II PARTNERS' CAPITAL CONTRIBUTIONS..................................20

SECTION 2.01. General Partner. .............................................20
SECTION 2.02. Limited Partners..............................................20
SECTION 2.03. Additional Capital Contributions..............................21
SECTION 2.04. Other Matters.................................................22

ARTICLE III ALLOCATIONS.....................................................23

SECTION 3.01. Profits.......................................................23
SECTION 3.02. Losses........................................................24
SECTION 3.03. Special Loss Allocation.......................................24
SECTION 3.04. Other Special Allocations.....................................25
SECTION 3.05. Curative Allocations..........................................26
SECTION 3.06. Loss Limitation...............................................26
SECTION 3.07. Other Allocation Rules........................................26
SECTION 3.08. Tax Allocations: Code Section 704(c)..........................27

ARTICLE IV DISTRIBUTIONS....................................................28

SECTION 4.01. Cash Flow.....................................................28
SECTION 4.02. Amounts Withheld..............................................28

ARTICLE V MANAGEMENT........................................................28

SECTION 5.01. Authority of the General Partner..............................28
SECTION 5.02. Right to Rely on the General Partner..........................28
SECTION 5.03. Restrictions on Authority of the General Partner..............29
SECTION 5.04. Duties and Obligations of the General Partner.................31
SECTION 5.05. Indemnification of the Partners...............................32
SECTION 5.06. Compensation and Expenses.....................................34

_ ARTICLE VI
ROLE OF LIMITED PARTNERS....................................................35

SECTION 6.01. Rights or Powers..............................................35
SECTION 6.02. Voting Rights.................................................35
SECTION 6.03. Procedure for Consent.........................................35

ARTICLE VII REPRESENTATIONS AND WARRANTIES..................................35

SECTION 7.01. In General....................................................35
SECTION 7.02. Representations and Warranties................................35

_ ARTICLE VIII
ACCOUNTING; BOOKS AND RECORDS...............................................38

SECTION 8.01. Accounting; Books and Records.................................38
SECTION 8.02. Reports.......................................................39
SECTION 8.03. Tax Matters...................................................41
SECTION 8.04. Proprietary Information.......................................42

_ ARTICLE IX
AMENDMENTS; MEETINGS........................................................42

SECTION 9.01. Amendments....................................................42
SECTION 9.02. Meetings of the Partners......................................42
SECTION 9.03. Unanimous Consent.............................................43

ARTICLE X TRANSFERS OF INTERESTS............................................43

SECTION 10.01. Restriction on Transfers.....................................43
SECTION 10.02. Permitted Transfers..........................................43
SECTION 10.03. Conditions to Permitted Transfers............................44
SECTION 10.04. Prohibited Transfers.........................................45
SECTION 10.05. Rights of Unadmitted Assignees...............................45
SECTION 10.06. Admission as Substituted Partners............................46
SECTION 10.07. Distributions with Respect to Transferred Interests..........46
SECTION 10.08. Retirement of Class A Limited Partners' Interests in the Partnership; Determination of Mark-to-Market Values
and Gross Asset Values......................................................47

_ ARTICLE XI
GENERAL PARTNER.............................................................49

SECTION 11.01. Covenant Not to Withdraw, Transfer, or Dissolve..............49
SECTION 11.02. Termination of Status as General Partner.....................49
SECTION 11.03. Election of New General Partners.............................50

ARTICLE XII DISSOLUTION AND WINDING UP......................................50

SECTION 12.01. Liquidating Events...........................................50
SECTION 12.02. Winding Up...................................................51
SECTION 12.03. Restoration of Deficit Capital Accounts; Compliance
With Timing Requirements of Regulations.....................................52
SECTION 12.04. Deemed Distribution and Recontribution.......................53
SECTION 12.05. Rights of Partners...........................................54
SECTION 12.06. Notice of Dissolution........................................54
SECTION 12.07. Liquidation Guaranteed Payment...............................54
SECTION 12.08. Character of Liquidating Distributions.......................54
SECTION 12.09. The Liquidator...............................................54
SECTION 12.10. Form of Liquidating Distributions............................55

ARTICLE XIII POWER OF ATTORNEY..............................................55

SECTION 13.01. General Partner as Attorney-In-Fact..........................55
SECTION 13.02. Nature of Special Power......................................56

ARTICLE XIV NOTICE EVENTS...................................................56

SECTION 14.01. Notice Events................................................56
SECTION 14.02. Liquidation Notice...........................................57
SECTION 14.03. Electing Partners' Purchase Option...........................57

_ ARTICLE XV
MISCELLANEOUS...............................................................58

SECTION 15.01. Notices......................................................58
SECTION 15.02. Binding Effect...............................................59
SECTION 15.03. Construction.................................................59
SECTION 15.04. Headings.....................................................59
SECTION 15.05. Severability.................................................59
SECTION 15.06. Variation of Pronouns........................................59
SECTION 15.07. Governing Law................................................60
SECTION 15.08. Waiver of Action for Partition...............................60
SECTION 15.09. Waiver of Jury Trial.........................................60
SECTION 15.10. Consent to Jurisdiction......................................60
SECTION 15.11. Counterpart Execution........................................60
SECTION 15.12. Sole and Absolute Discretion.................................60
SECTION 15.13. Specific Performance.........................................60


                                    EXHIBITS
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EXHIBIT A            -   Contribution Agreement
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EXHIBIT B            -   Form Demand Note and Guaranty of Payment
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EXHIBIT C            -   Form Confidentiality Certificate
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EXHIBIT D-1          -   Form Transferor Certificate
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EXHIBIT D-2          -   Form Transferee Certificate
--------------------------------------------------------------------------------